[LOGO] Neuberger Berman


       Annual Report
       October 31, 2001



       Neuberger Berman
       Income Funds


       Investor Class Shares

       Trust Class Shares



                                     Cash Reserves

                                     Government Money Fund

                                     High Yield Bond Fund
                                     Limited Maturity Bond Fund

                                     Municipal Money Fund

                                     Municipal Securities Trust

Contents

                  The Funds

                  Chairman's Letter                        2

                  Portfolio Commentary/ Growth of a
                   Dollar Charts
                  Limited Maturity Bond Fund               4
                  High Yield Bond Fund                     6
                  Municipal Securities Trust               8
                  Municipal Money Fund                    10
                  Cash Reserves                           11
                  Government Money Fund                   12

                  Schedule of Investments
                  Cash Reserves                           15
                  Government Money Fund                   17
                  High Yield Bond Fund                    18
                  Limited Maturity Bond Fund              21
                  Municipal Money Fund                    24
                  Municipal Securities Trust              33

                  Financial Statements                    38

                  Financial Highlights (All Class Shares)
                   Per Share Data
                  Cash Reserves                           50
                  Government Money Fund                   51
                  High Yield Bond Fund                    52
                  Limited Maturity Bond Fund              53
                  Municipal Money Fund                    54
                  Municipal Securities Trust              55

                  Report of Independent Auditors          57

                  Directory/Officers and Trustees         60


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2001 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman


Dear Fellow Shareholder,

The past twelve months have reinforced a concept that Neuberger Berman always emphasized: the powerful potential of fixed-income investments for almost any portfolio.

As the investment tide shifted and aversion to risk increased, investors embraced fixed income across the yield curve. Fund flows and the sharp stimulus by the Federal Reserve Board boosted our Limited Maturity Bond Fund's annual returns into the double-digit percentage range. The major buying opportunities in fixed income that we first noted more than a year ago paid off handsomely in all sectors of the U.S. investment-grade bond market.

Performance was bolstered by the faltering equity markets, which spurred many investors to seek the relative safety of bond funds, creating demand that boosted the value of our bond holdings. Further, the Fed's dramatic interest rate cuts brought short-term interest rates to their lowest level in almost 40 years. When interest rates drop, of course, bond prices rise, which further increased the value of our bond portfolios.

The Fed's program of rate cuts to spur the slowing national economy seemed to be nearing its end when the horrific events of September 11 struck the U.S. As the economy shuddered, the Fed responded with three more rate cuts of 50 basis points each. During our fiscal year, nine Fed rate cuts took overnight interest rates from 6.5% in November 2000 to 2.5% on October 2 -- and to 2% on November 6, shortly after our period closed. Overall, bonds were major beneficiaries.

The short end of the yield curve inverted after the fiscal year began. By the end of October 2001, however, market rates at the short end of the yield curve had dropped to little more than 2%, considerably lower than the 4.23% yield at the 10-year end of the spectrum. Investors in 30-year bonds got little added benefit -- a mere 64 basis points more -- for taking substantial additional risk.

Falling rates and attractive yield spreads gave corporate bonds very strong performance, particularly among higher-quality issues. Neuberger Berman has always taken pains to scour all issuers' credit worthiness, a process that proved particularly rewarding during this period of economic weakness.

We also found good performance in the U.S. agency markets, to which we

                                              NEUBERGER BERMAN OCTOBER 31, 2001

increased our allocations. Given the heavy monetary impetus to mortgage refinancing, we reduced our positions in the mortgage-backed securities sector during the period, while maintaining some holdings in segments of the MBS market that we think offer the most attractive risk/reward tradeoff.

The supply of Treasury bonds continued to decline, fueled by the Federal debt reduction program. Except for Treasury Inflation Protected Securities, of which we were buyers, we used Treasury bonds as a source of funds in all fixed-income portfolios all year. We believed that the Treasury buyback program had pushed Treasury prices to unsustainable levels, given our expectation even before September 11 that the budget surplus was likely to shrink. This strategy proved doubly sound when the Treasury Department made a surprise announcement that it would discontinue sales of its benchmark 30-year bonds. Coming on the last day of our fiscal year, the announcement had virtually no effect on our portfolios during the period. However, we expect that over time, the demise of the 30-year Treasury bond is likely to play to Neuberger Berman's strengths in cash management and the intermediate-maturity range of the yield curve. Long-term interest rates, which moved comparatively little all year, fell sharply after the announcement, making two- to five-year securities relatively more attractive.

In the high-yield market, spreads ended the period near their highest point since early 1991, after the weakness induced by the September 11 attacks. As telecommunications securities fell sharply, we benefited from the divestiture we had initiated in March and completed by early summer. Our conservative outlook had also prompted an accurate forecast of a less-than-healthy economy and a correspondingly greater allocation to higher-quality credits. We invested in the bonds of good performers like energy firms, homebuilders and health care companies, while avoiding riskier issues from telecommunications and consumer products firms.

We have always counseled investors to allocate a portion of their assets to fixed income for stability, safety, income and protection of principal. The past fiscal year in particular was an extraordinarily rewarding period for fixed income investors. Looking ahead to a market environment with short-term rates in the 2% to 3% range, fixed-income management will be more challenging. In this new environment, we believe that an experienced fixed-income team can best take advantage of the opportunities that remain on the table, seeking both returns and safety.

Sincerely,

/s/ Peter Sundman

                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                      NEUBERGER BERMAN FIXED INCOME FUNDS

Limited Maturity Bond Fund Portfolio Commentary

The bond market as a whole has had an excellent 12-month period. Continuing pain in the equity markets prompted investors to seek the relative safety and principal preservation of fixed-income investments.

They were rewarded for doing so. The Limited Maturity Bond Fund was well positioned to take full advantage of nine interest rate cuts by the Federal Reserve through October, the end of our fiscal year, and to withstand the effects of an economic downturn and the traumatic period following September 11.

The portfolio's duration was approximately 0.7 years longer than the benchmark's duration when the Federal Reserve began to ease interest rates with a surprise 50 basis point cut in early January. The return of your portfolio benefited from longer-than-neutral duration, which was maintained throughout the fiscal year.

In contrast to the year 2000, most non-Treasury sectors enjoyed strong returns in 2001 as investors sought historically attractive yields versus comparable Treasuries. Your portfolio was soundly positioned to benefit from these developments. During the fiscal year, we increased allocations to U.S. agency securities and Treasury Inflation Protected Securities (TIPS), while drawing down the Fund's positions in conventional Treasuries and mortgage-backed securities.

The corporate sector was strongly represented in the fund, accounting for over 45.7% of assets at fiscal year end. Corporates were one of the best performing asset classes during this period, despite record supply and rising credit quality concerns. According to Moody's Investors Service, rating downgrades in year-to-date 2001 have outnumbered upgrades by a ratio of 2.42 to 1, compared to 1.61 to 1 during the prior year. In an environment where event risk and operating difficulties have turned A-rated credits into distressed credits with unusual speed, issue specific selection was more important than usual. The Fund's positions included many banks and finance companies whose profitability was enhanced by declining interest rates. In addition, the Fund benefited by holding several crossover names, whose credit ratings were upgraded by virtue of acquisitions or other factors.

--------------------------------------------------------

Average Annual Total Return/1,2/

                                                         Merrill Lynch 1-3 Year
                           Investor Class Trust Class/6/         Treasury Index
1 Year                             11.62%        11.41%                  10.83%
5 Year                              5.94%         5.84%                   6.79%
10 Year                             5.83%         5.77%                   6.38%
Life of Fund/3/                     6.64%         6.60%                   7.21%
--------------------------------------------------------------------------------
Commencement of Operations     06/09/1986    08/30/1993

Comparison of a $10,000 investment

                     [CHART]

                           Merrill Lynch 1-3
        Investor Class    Year Treasury Index
1991        10,000              10,000
1992        10,787              10,819
1993        11,551              11,449
1994        11,566              11,585
1995        12,528              12,622
1996        13,209              13,367
1997        14,13               14,234
1998        14,824              15,331
1999        15,118              15,79
2000        15,793              16,749
2001        17,628              18,593


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

                                              NEUBERGER BERMAN OCTOBER 31, 2001


The U.S. agency markets were also very strong during this fiscal year as buyers flocked into the high-quality issues. Given generous spreads of U.S. agency securities over those of comparable Treasuries, we significantly increased the allocation to U.S. agency securities, from under 9.8% of the portfolio in October 2000 to about 16.6% at the end of October. The issue of government sponsorship receded in 2001 and this sector performed well.

We substantially increased our position in TIPS from 0.2% of the Fund in November 2000 to 7.6% in October 2001. These securities were undervalued and offered a cheap insurance policy against rising inflation. We were rewarded with returns in this asset class exceeding 10% this year.

In anticipation of expected increases in mortgage refinancings resulting from lower interest rates, we reduced mortgage-backed securities from 21% of the portfolio at the beginning of the fiscal year to 16.1% by the end. Mortgages performed admirably in the falling rate environment, aided by commercial bank purchases. Banks added mortgages to their portfolios, favoring them over expanding their loan portfolios. However, the mortgage-backed sector lagged other non-Treasury sectors as their duration shortened in the falling rate environment.

With interest rates sinking to levels last seen almost 40 years ago during the Kennedy era, we have begun to think defensively. We are paring back the portfolio duration to be more closely aligned with the benchmark duration. We continue to favor non-Treasury sectors. The monetary and economic stimulus that has poured into the economy in the last 12 months and in the wake of September 11 should begin to bear fruit, although, this may not occur until late in 2002. We must be cautious; always mindful that if inflation appears to be a risk, the Federal Reserve could shift policy.

In whatever way the market develops over the next several months and into 2002, we expect the Fund to continue to benefit from our conservative management discipline. We also believe that limited maturity bonds continue to provide an excellent offset both to equity volatility and to general market uncertainty.

Sincerely,

/s/ Ted Giuliano

/s/ Catherine Waterworth
                     TED GIULIANO AND CATHERINE WATERWORTH
                             PORTFOLIO CO-MANAGERS


The 30-day SEC yield of the Investor Class Shares ending 10/31/01 was 4.11%, and the Trust Class Shares was 4.04%.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Limited Maturity Bond
Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

High Yield Bond Fund Portfolio Commentary


The Neuberger Berman High Yield Bond Fund performed well in the 12-month period ending October 31, 2001.

After a long period of weakness, the high yield market experienced some periods of strength amid continuing volatility during the fiscal year. The market was particularly strong from December through February and again in October. As a simple comparison of our results to the benchmark may indicate (see Average Annual Total Return below), given the continuing volatility in the market, not all bonds are created equal.

The Fund's relatively strong performance in this period resulted from our fundamental orientation toward higher-quality credits. As the economy deteriorated, weaker credits bore the brunt of price declines in the high yield market, and the Fund was positioned to avoid the worst declines.

For example, we suspected in March that the telecommunications industry was likely to experience weakness and we began to divest securities, of which we sold the majority in the summer, as the worst of the problems hit that sector. We avoided most of the drop in telecommunications securities in the period. We similarly avoided most of the trouble in the consumer products and steel sectors, which helped returns.

Our positions in airlines and aircraft-related securities and hotel real estate investment trusts were hurt after the events of September 11. But these issues recovered a good portion of the ground they had lost before the close of the fiscal year.

The same selection that protected the portfolio on the downside also helped us identify those securities that were likely to benefit from market conditions. We invested in the securities of homebuilders and energy, gaming and healthcare companies, all of which did well -- while minimizing exposure to weaker credits in those areas.

The Fund opened the period with a well-diversified set of 75 securities, which we expanded to 125 securities by the end of the reporting period. This increase in the portfolio's holdings increased our diversification in this time of uncertainty, further lessening the impact of weakness and volatility in certain sectors of the market.

Inflows into the high-yield mutual funds supported the entire market for much of the 12-month period. For the first nine months of 2001, high-yield mutual funds attracted $8.95 billion, according to Merrill Lynch, with the heaviest flow coming in

--------------------------------------------------------

Average Annual Total Return/1,2/

                           Investor Class Lehman Brothers High Yield Bond Index
1 Year                            4.11%                                 (0.16%)
Life of Fund/3/                  (1.30%)                                (0.60%)
--------------------------------------------------------------------------------
Commencement of Operations   03/03/1998

Comparison of a $10,000 Investment
                                    [CHART]

                 Investor   Lehman Brothers High
                 Class      Yield Bond Index
  3-98           10,000     10,000
  10-98           9,831      9,541
  1999           10,014      9,956
  2000            9,153      9,796
  2001            9,530      9,780


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

                                              NEUBERGER BERMAN OCTOBER 31, 2001

the first five months. The new issue market was also strong, with dozens of issues coming to market. The high-yield market had witnessed $68.8 billion in new issues in the first nine months of 2001, according to Merrill Lynch, which was more than the issuance for all of 2000.

Volatility has been high and rising, and especially among lower-rated credits, we believe it is likely to continue. The Moody's Investors Service reported that the speculative-grade trailing 12-month default rate rose to 9.57% in October, up from 5.82% in December of 2000. At these levels, default rates are the highest they have been in the high-yield market at any time since 1991, and Moody's projects that they could rise to 10% by February 2002, an estimate that we consider reasonable.

For these reasons, the Fund's strategy of investing in higher-quality credits was especially important and will remain so going forward. We maintain a relatively high credit rating for a high-yield portfolio in order to minimize exposure to the effects of a slowing economy, weaker corporate earnings and volatile credit spreads. This strategy proved its mettle throughout the months preceding September 11, as well as in the traumatic aftermath.

Despite ten Federal Reserve Board rate cuts, (including the one that occurred days after our reporting period closed), we believe that the high- yield market will continue to experience some volatility and uncertainty for several months. We believe that an economic recovery remains unlikely before the fourth quarter of calendar year 2002, and that weaker companies will remain vulnerable to both business shocks and market volatility. We continue to maintain the same conservative stance that served your Fund well during the last two fiscal years.

It bears repeating, especially during periods of equity market weakness, that high-yield bonds may perform better than stocks even when the issuing companies are not growing, provided that they generate enough cash flow to support interest and principal bond payments -- one reason we carefully monitor corporate cash flow.

Looking forward, we continue to believe that the yields in this sector should reward patient investors. We remain optimistic about the market's prospects.

Sincerely,

/s/ Ted Giuliano

/s/ Robert Franklin

/s/ Catherine Waterworth
            TED GIULIANO, ROBERT FRANKLIN, AND CATHERINE WATERWORTH
                             PORTFOLIO CO-MANAGERS


The 30-day SEC yield of the Investor Class Shares ending 10/31/01 was 8.65%.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the High Yield Bond Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

Municipal Securities Trust Portfolio Commentary

The 12-month period ended October 31, 2001, was particularly strong for the municipal bond market and for Neuberger Berman Municipal Securities Trust, despite a weakening economic environment.

During this period, municipalities took advantage of falling interest rates by refinancing existing debt to lock in lower funding costs. In so doing, they prepared for the expected revenue declines that have already begun to follow from the recessionary environment and the events of September 11.

Many factors exerted negative pressure in certain segments of the market. The continued strain on state and local finances, accompanied by a drastic pullback in consumer spending, has diminished tax receipts as well as income tax flows that in many cases have come in substantially below plan. For the first time in recent memory, the market was required to focus on the underlying creditworthiness of each issuing municipality.

In this weak market and economic environment, a factor that we have always taken into account became increasingly clear to all market participants: namely, that all bonds are not created equal. The value of credit selection and vigilant credit scrubbing -- which has always been a central tenet of our municipal bond management style -- came sharply into focus.

In anticipation of market weakness, we positioned the portfolio with very high credit bonds, and well sustained the deteriorating fiscal situation. The municipal market suffered no significant increase in credit downgrades, but insurance and other factors render municipal bond credit ratings somewhat less meaningful than in other segments of the market. Securities with seemingly stable credit ratings have been known to suffer extreme volatility as a result of economic and other factors.

We entered the period overweighted in New York municipal securities, but as they rallied in the first half we lowered the portfolio's holdings to a neutral position relative to the benchmark during June and July. This coincidentally benefited the portfolio following the September 11 terrorist attacks on the World Trade Center.


--------------------------------------------------------

Average Annual Total Return/1,2/

                             Investor Class/8/ Lehman Brothers 7-Year GO Index
  1 Year                             9.89%                               9.71%
  5 Year                             5.79%                               6.26%
  10 Year                            5.81%                               6.59%
  Life of Fund/3/                    6.18%                               6.92%
  -----------------------------------------------------------------------------
  Commencement of Operations    07/09/1987

Comparison of a $10,000 Investment
                                    [CHART]

                  Investor   Lehman Bros
                  Class      7 Year GO Index
  1991            10,000     10,000
  1992            10,672     10,797
  1993            11,878     12,081
  1994            11,573     11,836
  1995            12,770     13,337
  1996            13,270     13,972
  1997            14,162     15,031
  1998            15,186     16,150
  1999            15,029     16,162
  2000            16,000     17,255
  2001            17,582     18,930



This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

                                              NEUBERGER BERMAN OCTOBER 31, 2001


We also entered the period with shorter than average duration as the weakening economy and deteriorating equity markets sent investors on a flight to quality that fueled demand for shorter-duration issues. Individual investors, seeing their wealth decline, shunned long-term bonds that they perceived to have little added benefit. The Fund's conservative positioning consequently benefited from this trend.

In the near term, we believe that our strict bottom-up credit evaluation process will continue to serve very well. In addition to issues and municipalities that may continue to be affected by the traumatic aftermath and economic fallout from September 11, we are also mindful of the first half weakness of California energy providers and the mounting pressure on power and energy utilities in the Pacific Northwest. We had sold our California positions in advance of the period, and are watching these issues with an eye for potential opportunities.

We maintain cautious expectations, given the absolute low levels to which interest rates have declined and continuing concerns regarding long-term tax rates and tax reform. All of these concerns reinforce the importance of continuing to approach the market with conservative credit analysis and issue selection. We continue to see value in sectors that we think could benefit in the coming year from an improving domestic economy and the Federal Reserve easing.

Our cautiously optimistic view was reflected in the portfolio composition on October 31, 2001. The portfolio was composed of 47.7% revenue bonds (down from 57.3% at the end of the last fiscal year); 45.7% general obligation bonds (up from 36.6%); and 4.8% and 3.2% respectively of pre- refunded or escrowed bonds and cash equivalents or cash equivalents. Within the revenue bonds allocation we continue to favor conservative water, sewer and other essential services issues over those like healthcare which pose some more operating risk.

Looking forward, we do not believe that there is sufficient yield compensation yet to justify taking additional credit risk. However, if the economy stabilizes, we will focus increasingly on adding bonds that we think will benefit from such a scenario.

During this period of economic and equity market uncertainty, municipal bonds have provided an excellent cornerstone to many well-diversified portfolios. We believe that they will continue to do so, and that our conservative approach to providing tax-protected income, safety and principal preservation ought to provide substantial benefits to investors in the near and long term. We remain optimistic about the market's prospects.

Sincerely,

/s/ Ted Giuliano

/s/ Thomas Brophy

/s/ Kelly Landron
                 TED GIULIANO, THOMAS BROPHY AND KELLY LANDRON
                             PORTFOLIO CO-MANAGERS


The 30-day SEC yield of the Municipal Securities Trust was 3.16% and the tax-equivalent yield was 5.19% for an investor in the highest federal income tax bracket (39.1%).

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Municipal Securities
Trust will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

Municipal Money Fund Portfolio Commentary


In the 12-month period ended October 31, 2001, the weakening economy and equity market continued to cause a flight to quality that fueled demand for shorter-duration issues. In the first half of the period, the short end of the Municipal yield curve flattened as rates declined, providing some tax-free commercial paper at 3.5% to 4%. This benefited cash investors, particularly those who favored maturities of less than six months. However, dramatic Federal Reserve easing soon caused short interest rates and the entire Municipal yield curve to revert to a more normal shape. The yield curve continued to steepen following the September 11 attacks.

During this period of national crisis, Neuberger Berman Municipal Money Fund has provided excellent credit quality, safety of principal and tax-protected yields. The Fund returned 2.72% during the period -- five basis points ahead of the Money Fund Report Tax-Free National Retail Average. On October 31, 2001, the Fund's 7-day effective yield was 1.79%, equivalent to a 7-day taxable equivalent of 2.95% for those in the highest tax bracket (39.1%).

We maintained as long an average portfolio duration maturity as rapidly increasing cash flows would allow. The Fund opened the period with a weighted average maturity of 42.3 days and closed the fiscal year at 30.3 days.

The portfolio increased its allocation of variable rate demand notes to 75.5% on Oct. 31, 2001, up from 70.3% at the end of the preceding fiscal year.

During the period our extremely cautious posture regarding credit quality served the portfolio well. We invest primarily in issues backed by insurance or letters of credit and we continue to aggressively monitor credit quality.

At the beginning of the fourth quarter, we took advantage of new issues of 1-year securities, obtaining attractive 2.10% to 2.25% yields. However, in the wake of sharp declines in short-term interest rates, which we believe have hit their lows, we have been cautious about adding one-year paper at these levels.

Looking forward, we do not believe that there is sufficient yield compensation yet to justify taking additional credit risk. However, if the economy stabilizes, we will focus increasingly on adding bonds that stand to benefit from such a scenario.

During this period of economic and equity market uncertainty, the Municipal Money Fund has provided an excellent source of principal preservation, liquidity and tax-protected yields. We remain optimistic about the market's prospects and continue to believe that our conservative management and attention to pristine credit quality will serve investors well.

Sincerely,

/s/ Ted Giuliano

/s/ Thomas Brophy

/s/ Kelly Landron
                       TED GIULIANO, THOMAS BROPHY, AND
                                 KELLY LANDRON
                             PORTFOLIO CO-MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Municipal Money Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

Cash Reserves Portfolio Commentary


The 12-month period ending ended October 31, 2001, was an unusually eventful time in the money markets. The economy weakened considerably during the period, resulting in seven Federal Reserve Board cuts in short-term rates before terrorist attacks on the World Trade Center and Pentagon helped prompt three additional cuts totaling 150 basis points. In all, the Fed lowered overnight rates from their 6.5% rate on January 2 to 2% on November 6 -- shortly after our reporting period closed.

Despite these dramatic declines in short rates, your portfolio returned 4.49% during the fiscal year, 21 basis points ahead of the Money Fund Report Taxable First Tier Retail Average./9/ The Fund closed the period with a 2.20% 7-day current yield and 2.22% 7-day effective yield -- considerably above the 2.07% yield of 90-day commercial paper on October 31, 2001. The Fund's 7-day effective yield fell 45 basis points less than did overnight rates on commercial paper during the period.

There were many shifts within the cash marketplace during the period. The supply of short-term government debt increased dramatically as the Treasury Department in July began issuing four-week bills. The government used them to replace both one-year Treasury bills, which it stopped issuing in February, and cash management bills, previously used to cover seasonal tax collection and other revenue shortfalls.

The Fund extended the portfolio's duration weighted average maturity during the period from 51.8 to 67.5 days in order to lock in higher rates. This was a dramatic shift that prevented the yield on the Fund from sinking to market rates. We also shifted from a portfolio "bulleted" around the average maturity in the first half, to a portfolio "barbelled" to obtain a higher average maturity. We expect the Fund to continue to derive the benefits from this conservative strategy into the year 2002.

We significantly reduced the corporate commercial paper holdings during the fiscal year from 77.7% of the portfolio to 43.9% by October 31, 2001, meanwhile raising U.S. government agency holdings from zero to 26.9% to take advantage of extremely attractive yields.

The issuance of high-quality commercial paper declined during the year because of numerous downgrades. However, we maintained pristine credit quality even as the commercial paper market experienced five Moody's downgrades for every upgrade. In sum, the yield on your Fund fell less than the market yield, while its average quality of securities remained superior.

We believe our conservative management will continue to provide income and protect your principal in the coming year.

Sincerely,

/s/ Ted Giuliano

/s/ Josephine Mahaney
                      TED GIULIANO AND JOSEPHINE MAHANEY
                             PORTFOLIO CO-MANAGERS



The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Cash Reserves will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

Government Money Fund Portfolio Commentary


The 12-month period ending ended October 31, 2001, was unusually eventful for the money markets. The economy weakened considerably, resulting in seven Federal Reserve Board cuts in short-term rates before terrorist attacks on the World Trade Center and Pentagon helped prompt three more cuts. In all, the Fed lowered overnight rates from 6.5% on January 2 to 2% on November 6 -- a few days after our reporting period closed.

Despite these dramatic declines in short rates, your portfolio returned 4.31% during the fiscal year, 10 basis points ahead of the Money Fund Report Treasury Retail Average/10/ and 5 basis points ahead of the Money Fund Report Government & Agencies Retail Average./11 / The Fund closed the period with a 2.39% 7-day current yield and 2.42% 7-day effective yield -- considerably above the 2.07% yield of 90-day commercial paper on October 31, 2001. The Fund's 7-day effective yield fell 123 basis points less than did overnight rates on commercial paper during the period.

There were many shifts within the cash marketplace during the period. The supply of short-term government debt increased dramatically as the Treasury Department in July began issuing four-week bills. These were used to replace both one-year Treasury bills, which the government stopped issuing in February, and cash management bills, previously used to cover seasonal tax collection and other revenue shortfalls.

The Fund extended the portfolio's weighted average maturity during the period from 63.9 to 82.5 days in order to lock in higher rates. This dramatic shift prevented the yield on the Fund from sinking to market rates. We also shifted the portfolio from a position "bulleted" around the average maturity during the first half, to one "barbelled" to obtain a higher average maturity. We expect the Fund to continue to derive the benefits from this conservative strategy into the year 2002.

Our Fund benefited significantly from a change to its guidelines in February, allowing purchase of U.S. government agency securities for the first time. This enabled us to cut the exposure to U.S. Treasury securities from 99.7% of the portfolio in October 2000 to 43.6% of the portfolio on October 31, 2001. U.S. government agency holdings grew from zero to 59.4% of the portfolio. We thus took advantage of extremely attractive agency yields.

We believe that in the coming year, our conservative management will continue to provide solid income and protect the principal which you entrusted to us.

Sincerely,

/s/ Ted Giuliano

/s/ Josephine Mahaney
                      TED GIULIANO AND JOSEPHINE MAHANEY
                             PORTFOLIO CO-MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Government Money Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

Endnotes

              1. One-year and average annual total returns are for the periods ended October 31, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

              2. Neuberger Berman Management Inc. ("Management") voluntarily bears certain operating expenses in excess of 0.70% of the average daily net assets per annum of Neuberger Berman Limited Maturity Bond Fund Investor Class ("Limited Maturity Investor Class"), 0.80% of the average daily net assets per annum of Neuberger Berman Limited Maturity Bond Fund Trust Class ("Limited Maturity Trust Class"), 1.00% of the average daily net assets per annum of Neuberger Berman High Yield Bond Fund ("High Yield"), 0.65% of the average daily net assets per annum of Neuberger Berman Cash Reserves ("Cash Reserves") and 0.65% of the average daily net assets per annum of Neuberger Berman ("Municipal Securities Trust"). These arrangements can be terminated upon 60 days' prior written notice to the appropriate fund. For the twelve months ended October 31, 2001, there was no reimbursement of expenses by Management to Cash Reserves. Absent such reimbursements, the total returns for Limited Maturity Investor Class, Trust Class, High Yield and Municipal Securities Trust for the above stated periods would have been less.

              3.    From commencement of operations.

              4. "Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

              5. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, and Cash Reserves will fluctuate.

              6. Performance prior to August 1993 is for the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Neuberger Berman Management Inc. ("Management") caps the Trust Class expenses. Absent such arrangement, which is subject to change, the total return would have been less.

              7. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal taxes at the highest Federal tax rate, currently 39.1%, assuming that all of the Fund's income is exempt from Federal income taxes.

              8. A portion of the income of Municipal Money and Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

              9. The Money Fund Report Taxable First Tier Retail Average measures the performance of money market mutual funds which hold "First Tier" securities as defined by Rule 2a-7 of the Investment Company Act of 1940 (not including Second Tier Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations. Investors cannot invest directly in the Average.

              10. The Money Fund Report Treasury Retail Average measures the performance of money market mutual funds which invest only in obligations of the U.S. Treasury (T-Bills). Investors cannot invest directly in the Average.

              11.   The Money Fund Report Government and Agencies Retail
                    Average measures the performance of money market mutual funds which invest in obligations of the U.S. Treasury (T-Bills), repurchase agreements, or U.S. Government Agency securities. Investors cannot invest directly in the Average.

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Glossary of Indices



              Merrill Lynch 1-3 Year Treasury Index: An unmanaged total return market value index consisting of all coupon-bearingU.S. Treasury
                                                     publicly placed debt securities with maturities
                                                     between 1 to 3 years.

          The Lehman Brothers High Yield Bond Index: An unmanaged index considered to be representative of the fixed rate,
                                                     publiclyissued, non-investment grade debt
                                                     registered with the SEC.

The Lehman Brothers 7-Year General Obligation Index: An unmanaged total return performance benchmark for the intermediate-term,7-year, investment
                                                     grade General Obligations (State and Local)
                                                     tax-exempt bondmarket.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Cash Reserves


Principal Amount                                                                     Rating(S)           Value++
(000's omitted)                                                                    Moody's  S&P  (000's omitted)
U.S. Treasury Securities-Backed By The Full
Faith and Credit of the U.S. Government (1.4%)
$15,000 U.S. Treasury Notes, 5.63%, due 11/30/02                                     TSY    TSY     $  15,550
                                                                                                    ---------
U.S. Government Agency Securities (26.9%)
 28,500 Fannie Mae, Disc. Notes, 2.60%, due 11/15/01                                 AGY    AGY        28,471
 25,000 Fannie Mae, Disc. Notes, 2.25%, due 1/17/02                                  AGY    AGY        24,880
 28,240 Fannie Mae, Disc. Notes, 2.24%, due 1/22/02                                  AGY    AGY        28,096
 15,000 Fannie Mae, Disc. Notes, 3.20%, due 1/31/02                                  AGY    AGY        14,878
  9,500 Fannie Mae, Notes, 4.03%, due 6/28/02                                        AGY    AGY         9,500
  3,400 Federal Home Loan Bank, Bonds, 4.11%, due 6/6/02                             AGY    AGY         3,400
 15,000 Federal Home Loan Bank, Bonds, 3.60%, due 9/5/02                             AGY    AGY        15,000
  4,000 Federal Home Loan Bank, Bonds, 2.57%, due 11/1/02                            AGY    AGY         4,000
 46,650 Federal Home Loan Bank, Disc. Notes, 2.60%, due 11/20/01                     AGY    AGY        46,586
 19,500 Federal Home Loan Bank, Disc. Notes, 2.12%, due 10/21/02                     AGY    AGY        19,094
 15,000 Federal Home Loan Bank, Notes, 6.88%, due 7/18/02                            AGY    AGY        15,314
 74,450 Freddie Mac, Disc. Notes, 2.75%, due 11/2/01                                 AGY    AGY        74,444
 15,000 Freddie Mac, Disc. Notes, 3.81%, due 5/23/02                                 AGY    AGY        14,678
  2,000 Freddie Mac, Notes, 6.25%, due 10/15/02                                      AGY    AGY         2,075
                                                                                                    ---------
        Total U.S. Government Agency Securities                                                       300,416
                                                                                                    ---------
Commercial Paper (43.9%)
 20,000 Asset Securitization Cooperative Corp., 2.43%, due 11/13/01                  P-1   A-1+        19,984
 25,000 BNP Paribas SA, 2.47%, due 11/7/01                                           P-1   A-1+        24,990
 25,000 Coca-Cola Co., 2.50%, due 11/8/01                                            P-1    A-1        24,988
 10,000 Dow Jones & Co., Inc., 3.38%, due 3/4/02                                     P-1   A-1+         9,885
 25,000 Enterprise Funding Corp., 2.40%, due 11/20/01                                P-1   A-1+        24,968
 12,000 Equilon Enterprises LLC, 2.44%, due 11/13/01                                 P-1   A-1+        11,990
  5,000 Gannett Co., Inc., 2.49%, due 11/8/01                                        P-1    A-1         4,998
 24,000 Gaz de France, 2.45%, due 11/5/01                                            P-1   A-1+        23,993
 30,000 General Electric Capital Corp., 2.48%, due 11/7/01                           P-1   A-1+        29,988
 15,000 Goldman Sachs Group, L.P., 2.38%, due 11/13/01                               P-1   A-1+        14,988
 30,000 Illinois Tool Works, Inc., 2.45% & 2.51%, due 11/13/01 & 11/15/01            P-1   A-1+        29,972
 40,000 J.P. Morgan Chase & Co., 2.45%, due 12/5/01                                  P-1   A-1+        39,907
 38,000 KFW International Finance, Inc., 2.28%, due 1/15/02                          P-1   A-1+        37,820
 10,000 Merck & Co., Inc., 2.43%, due 11/8/01                                        P-1   A-1+         9,995
 25,000 Panasonic Finance (America), 2.40%, due 11/8/01                              P-1   A-1+        24,988
 25,000 Park Avenue Recreation Corp., 2.55%, due 11/6/01                             P-1    A-1        24,991
 15,000 Pfizer, Inc., 2.29%, due 12/19/01                                            P-1   A-1+        14,954
 25,000 Preferred Receivables Funding Corp., 2.39%, due 11/21/01                     P-1    A-1        24,967
 32,000 Quincy Capital Corp., 2.40% & 2.41%, due 11/14/01                            P-1   A-1+        31,972
 30,000 SBC Communications, Inc., 2.47%, due 11/9/01                                 P-1   A-1+        29,984
 30,000 UBS Finance (Delaware), Inc., 2.65%, due 11/1/01                             P-1   A-1+        30,000
                                                                                                    ---------
        Total Commercial Paper                                                                        490,322
                                                                                                    ---------
Taxable Revenue Bonds (5.8%)
 30,100 Florida Housing Finance Corp., Rev. Bonds, Ser. 1999 A, 2.50%, VRDN
        due 1/1/44                                                                  VMIG1   A-1+       30,100
 11,335 Health Institute of Indiana, Inc., Loan Program Notes, Ser. A, 2.62%, VRDN
        due 10/1/28                                                                   P-1   A-1        11,335
 10,000 New York City (NY) G.O., Ser. A-9, 2.60%, VRDN due 11/1/23                  VMIG1   A-1+       10,000
  6,000 Portland (ME), Taxable Pension Bonds, Ser. 2001 B, 2.50%, VRDN
        due 6/1/26                                                                  VMIG1   A-1+        6,000

See Notes to Schedule of Investments

Schedule of Investments Cash Reserves cont'd

Principal Amount                                                                    Rating(S)         Value++
(000's omitted)                                                                  Moody's  S&P (000's omitted)

$ 7,000 Rhode Island St. Student Loan Au. Student Loan Rev., Ser. 4, 2.55%,
        VRDN due 12/1/34                                                          VMIG1  A-1+   $    7,000

                                                                                                ----------
        Total Taxable Revenue Bonds                                                                 64,435

                                                                                                ----------
Asset-Backed Securities (1.2%)
  4,919 BMW Vehicle Owner Trust, Ser. 2001-A, Class A1, 3.99%, due 5/25/02         P-1   A-1+        4,919
    982 Honda Auto Receivables Owner Trust, Ser. 2001-1, 5.27%, due 3/18/02        P-1   A-1+          982
  4,878 Nissan Auto Receivables Owner Trust, Ser. 2001-B, 4.74%, due 5/15/02       P-1   A-1+        4,878
  2,667 USAA Auto Owner Trust, Ser. 2000-1, 4.05%, due 5/15/02                     P-1   A-1+        2,667

                                                                                                ----------
        Total Asset-Backed Securities                                                               13,446

                                                                                                ----------
Certificates of Deposit (8.8%)
 40,000 Canadian Imperial Bank of Commerce, Yankee CD, 2.48% & 2.49%,
        due 12/26/01                                                               P-1   A-1+       40,000
 20,000 Credit Agricole Indosuez N.Y., Yankee CD, 3.65%, due 8/19/02               P-1   A-1+       20,001
 13,000 Rabobank Nederland, Yankee CD, 3.72%, due 8/6/02                           P-1   A-1+       13,012
 25,000 Westdeutsche Landesbank Girozentrale, Yankee CD, 3.81%, due 6/21/02        P-1   A-1+       25,000

                                                                                                ----------
        Total Certificates of Deposit                                                               98,013

                                                                                                ----------
Corporate Debt Securities (3.1%)
 34,300 Merrill Lynch & Co., Inc., Medium-Term Notes, 4.35%, due 6/3/02            P-1   A-1+       34,300

                                                                                                ----------
Time Deposits (3.4%)
 38,565 Wells Fargo Bank NA, 2.63%, due 11/1/01                                    P-1   A-1+       38,565

                                                                                                ----------
Funding Agreements (6.3%)
 15,000 Hartford Life Insurance Co., Variable Rate Funding Agreement, 2.68%,
        expiring 8/1/02                                                            P-1   A-1        15,000
 55,000 Travelers Insurance Co., Variable Rate Funding Agreement, 2.55% & 2.68%,
        expiring 2/12/02 & 3/18/02                                                 P-1   A-1+       55,000

                                                                                                ----------
        Total Funding Agreements                                                                    70,000

                                                                                                ----------
        Total Investments (100.8%)                                                               1,125,047
        Liabilities, less cash, receivables and other assets [(0.8%)]                               (9,052)

                                                                                                ----------
        Total Net Assets (100.0%)                                                               $1,115,995

                                                                                                ----------

                                               NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Government Money Fund


Principal Amount                                                                                                   Value++
(000's omitted)                                                                                            (000's omitted)
U.S. Treasury Securities-Backed By The Full Faith and Credit of the U.S. Government (43.6%)
$35,000 U.S. Treasury Bills, 3.42%, due 11/8/01                                                               $ 34,977
 35,000 U.S. Treasury Bills, 3.43%, due 11/15/01                                                                34,953
 30,000 U.S. Treasury Bills, 2.24%, due 11/23/01                                                                29,959
 35,000 U.S. Treasury Bills, 2.15% & 3.34%, due 11/29/01                                                        34,923
 40,000 U.S. Treasury Bills, 3.49%, due 1/3/02                                                                  39,756
 25,000 U.S. Treasury Bills, 2.28%, due 3/21/02                                                                 24,778
 15,000 U.S. Treasury Bills, 2.03%, due 4/18/02                                                                 14,858
 25,000 U.S. Treasury Notes, 6.25%, due 2/28/02                                                                 25,205
 10,000 U.S. Treasury Notes, 6.63%, due 4/30/02                                                                 10,132
                                                                                                              --------
        Total U.S. Treasury Securities-Backed By The Full Faith and Credit of the U.S. Government              249,541
                                                                                                              --------
U.S. Government Agency Securities (59.4%)
  6,000 Federal Farm Credit Bank, 3.39%, due 11/6/01                                                             5,997
  2,200 Federal Farm Credit Bank, 3.32%, due 2/15/02                                                             2,178
  5,000 Federal Farm Credit Bank, 5.25%, due 5/1/02                                                              5,026
 39,000 Federal Home Loan Bank, 3.38%, due 11/2/01                                                              38,997
 20,000 Federal Home Loan Bank, 2.36%, due 11/7/01                                                              19,992
 43,600 Federal Home Loan Bank, 3.39%, due 11/9/01                                                              43,567
 20,772 Federal Home Loan Bank, 3.60%, due 1/2/02                                                               20,644
 25,000 Federal Home Loan Bank, 3.34%, due 2/15/02                                                              24,754
 25,000 Federal Home Loan Bank, 3.32% & 3.33%, due 2/22/02                                                      24,739
 40,000 Federal Home Loan Bank, 2.28%, due 3/25/02                                                              39,635
  5,000 Federal Home Loan Bank, 4.11%, due 6/6/02                                                                5,000
 25,000 Federal Home Loan Bank, 3.60%, due 9/5/02                                                               25,000
 15,000 Federal Home Loan Bank, 2.31%, due 9/18/02                                                              15,000
 18,200 Federal Home Loan Bank, 2.38%, due 10/29/02                                                             18,183
  8,000 Federal Home Loan Bank, 2.57%, due 11/1/02                                                               8,000
 43,000 Student Loan Marketing Association, 2.27%, due 1/17/02                                                  43,000
                                                                                                              --------
        Total U.S. Government Agency Securities                                                                339,712
                                                                                                              --------
Repurchase Agreements (0.7%)
  3,736 State Street Bank and Trust Co. Repurchase Agreement, 2.50%, due 11/1/01, dated 10/31/01, Maturity
        Value $3,736,259, Collateralized by $3,800,000 Fannie Mae, Medium-Term Notes, 4.10%, due 9/12/03
        (Collateral Value $3,848,537)                                                                            3,736
                                                                                                              --------
        Total Investments (103.7%)                                                                             592,989
        Liabilities, less cash, receivables and other assets [(3.7%)]                                          (21,097)
                                                                                                              --------
        Total Net Assets (100.0%)                                                                             $571,892
                                                                                                              --------

See Notes to Schedule of Investments

Schedule of Investments High Yield Bond Fund


 Principal Amount                                Rating(S)            Value+
 (000's omitted)                                Moody's S&P  (000's omitted)
 Mortgage-Backed Securities (9.9%)
 $ 487 GE Capital Mortgage Services, Inc.,
       REMIC Pass-Through Certificates, Ser.
       1999-11,Class B3, 6.50%, due 7/25/29       BBo           $    421**
   747 Morgan Stanley Capital I, Inc.,
       Commercial Mortgage Pass-Through
       Certificates,Ser. 1998-HF2, Class G,
       6.01%, due 11/15/30                        BBo                593**
   646 Wells Fargo, Mortgage Pass-Through
       Certificates, Ser. 2001-3, Class
       B4,7.00%, due 2/25/31                      BBo                584**

                                                                --------
       Total Mortgage-Backed Securities (Cost
       $1,341)                                                     1,598

                                                                --------
 Corporate Debt Securities (78.9%)
       Airgas, Inc., Senior Subordinated
   100 Notes, 9.13%, due 10/1/11                  Ba1    BB-         105**
       AK Steel Corp., Senior Notes, 7.88%,
   250 due 2/15/09                                 B1    BB          234
       Alliant Techsystems, Inc., Senior
   200 Subordinated Notes, 8.50%, due 5/15/11      B2     B          210
   100 Allied Waste North America, Inc.,
       Guaranteed Senior Subordinated Notes,
       Ser. B,7.88%, due 1/1/09                   Ba3    BB-          99
   250 Allied Waste North America, Inc.,
       Senior Subordinated Notes, Ser.
       B,10.00%, due 8/1/09                        B2     B+         253
   160 AMERCO, Senior Notes, 8.80%, due 2/4/05    Ba1   BBB          166
   100 American Cellular Corp., Senior
       Subordinated Notes, 9.50%, due 10/15/09     B2     B          101
       American Standard, Inc., Debentures,
    50 9.25%, due 12/1/16                         Ba2    BB+          50
       American Standard, Inc., Senior Notes,
   150 7.38%, due 4/15/05                         Ba2    BB+         153
       Amerigas Partners L.P., Senior Notes,
   100 8.88%, due 5/20/11                         Ba3    BB+         103**
       AmerisourceBergen Corp., Senior Notes,
   100 8.13%, due 9/1/08                          Ba3    BB-         105**
       Amkor Technology, Inc., Senior Notes,
    30 9.25%, due 5/1/06                           B1     B+          26
       Applied Extrusion Technologies, Inc.,
   100 Senior Notes, 10.75%, due 7/1/11            B2     B          105**
       Armkel LLC, Senior Subordinated Notes,
    75 9.50%, due 8/15/09                          B2     B-         78 **
       Beckman Coulter, Inc., Senior Notes,
   210 7.45%, due 3/4/08                         Baa3    BB+         220
       Boyd Gaming Corp., Senior Notes, 9.25%,
    75 due 10/1/03                                Ba3    BB-          76
       Bulong Operations Ltd., Senior Secured
   250 Notes, 12.50%, due 12/15/08                                     5(S)(S)
       Calpine Corp., Senior Notes, 8.63%, due
   150 8/15/10                                   Baa3    BB+         151
       Canandaigua Brands, Inc., Senior
   150 Subordinated Notes, 8.50%, due 3/1/09      Ba3     B+         154
       Charter Communications Holdings, LLC,
   175 Senior Notes, 8.63%, due 4/1/09             B2     B+         167
       Chesapeake Energy Corp., Senior Notes,
   150 8.13%, due 4/1/11                           B2     B+         146
       CMS Energy Corp., Senior Notes, 7.63%,
    50 due 11/15/04                               Ba3    BB           50
       CMS Energy Corp., Senior Notes, Ser. B,
    50 6.75%, due 1/15/04                         Ba3    BB           50
       Conseco, Inc., Notes, 8.50%, due
   100 10/15/02                                    B1     B+          72
       Constellation Brands, Inc., Senior
    50 Notes, 8.00%, due 2/15/08                  Ba2    BB+          52
   100 Core-Mark International, Inc., Senior
       Subordinated Notes, 11.38%, due 9/15/03     B3     B           94
       Cott Corp., Senior Notes, 8.50%, due
    75 5/1/07                                      B1     B+          77
       Crown Castle International Corp.,
    70 Senior Notes, 10.75%, due 8/1/11            B3     B           66
       D.R. Horton, Inc., Senior Notes, 7.88%,
   100 due 8/15/11                                Ba1    BB           96
       Dana Corp., Senior Notes, 9.00%, due
   100 8/15/11                                    Ba1   BBB-         87 **
       Dana Credit Corp., Medium-Term Notes,
    75 7.25%, due 12/16/02                        Ba1   BBB-         73 **
   100 Delco Remy International, Inc., Senior
       Subordinated Notes, 10.63%, due 8/1/06      B2     B          100
   500 Diamond Brands, Inc., Senior Step Up
       Debentures, Yielding 12.88%, due 4/15/09     C     D           5 *
   100 DIMON, Inc., Senior Notes, 9.63%, due
       10/15/11                                   Ba3    BB          103**
    75 Dole Foods Co., Inc., Debentures,
       7.88%, due 7/15/13                         Ba1   BBB-          73
   150 Dura Operating Corp., Senior
       Subordinated Notes, 9.00%, due 5/1/09       B2     B          128
    50 Felcor Lodging L.P., Senior Notes,
       8.50%, due 6/1/11                          Ba2    BB           45**
   150 Fisher Scientific International, Inc.,
       Senior Subordinated Notes, 9.00%, due
       2/1/08                                      B3     B-         152
   100 Flextronics International Ltd., Senior
       Subordinated Notes, 9.88%, due 7/1/10      Ba2    BB-         104
   100 Forest Oil Corp., Senior Notes, 8.00%,
       due 6/15/08                                Ba3    BB          101

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments High Yield Bond Fund cont'd

  Principal Amount                                Rating(S)            Value+
  (000's omitted)                               Moody's S&P   (000's omitted)

  $250 Fresenius Medical Care Capital Trust
       IV, Trust Preferred Securities, 7.88%,
       due 6/15/11                                Ba2     B+      $   249
   250 Gearbulk Holding Ltd., Senior Notes,
       11.25%, due 12/1/04                         B1     B+          255
   100 Great Atlantic & Pacific Tea Co., Inc.,
       Senior Notes, 7.70%, due 1/15/04            B2    BB            98
    90 Great Central Mines Ltd., Senior Notes,
       8.88%, due 4/1/08                          Ba2    BB+           85
   200 Grupo Elektra S.A. de C.V., Senior
       Notes, 12.00%, due 4/1/08                   B1     B+          192
    25 Grupo Televisa S.A., Notes, 8.00%, due
       9/13/11                                   Baa3    BB+           24**
    75 Hanover Equipment Trust, Senior Secured
       Notes, Ser. 2001A, 8.50%, due 9/1/08       Ba3    BB            78**
    25 Hanover Equipment Trust, Senior Secured
       Notes, Ser. 2001B, 8.75%, due 9/1/11       Ba3    BB            26**
   300 HCA-The Healthcare Co., Senior Notes,
       7.88%, due 2/1/11                          Ba1^   BB+^         323
   100 HORNBECK-LEEVAC Marine Services, Inc.,
       Senior Notes, 10.63%, due 8/1/08            B1     B+           95**
   100 International Shipholding Corp., Senior
       Notes, 9.00%, due 7/1/03                   Ba3    BB            97
   100 International Shipholding Corp., Senior
       Notes, Ser. B, 7.75%, due 10/15/07         Ba3    BB            80
   100 International Wire Group, Inc., Senior
       Subordinated Notes, Ser. B, 11.75%, due
       6/1/05                                    Caa1     B-           87
    50 Iron Mountain, Inc., Guaranteed Senior
       Notes, 8.63%, due 4/1/13                    B2     B            52
    75 IStar Financial, Inc., Senior Notes,
       8.75%, due 8/15/08                         Ba1    BB+           75
    50 Jupiters Ltd., Guaranteed Senior
       Subordinated Notes, 8.50%, due 3/1/06      Ba2    BB+           49
    85 K&F Industries, Inc., Senior
       Subordinated Notes, 9.25%, due 10/15/07     B2     B            80
   200 KB Home, Senior Subordinated Notes,
       9.50%, due 2/15/11                         Ba3    BB-          198
   350 L-3 Communications Corp., Guaranteed
       Senior Subordinated Notes, Ser. B,
       8.00%, due8/1/08                           Ba3     B+          361
   150 Lear Corp., Guaranteed Senior Notes,
       Ser. B, 7.96%, due 5/15/05                 Ba1    BB+          150
   100 Levi Strauss & Co., Notes, 6.80%, due
       11/1/03                                     B2    BB-           78
    75 Lyondell Chemical Co., Senior Secured
       Notes, Ser. B, 9.88%, due 5/1/07           Ba3    BB            72
    75 M.D.C. Holdings, Inc., Senior Notes,
       8.38%, due 2/1/08                          Ba2^   BB^           75
   100 Medaphis Corp., Guaranteed Senior
       Notes, Ser. B, 9.50%, due 2/15/05         Caa1     B            88
   250 Meristar Hospitality Corp., Senior
       Notes, 9.00%, due 1/15/08                  Ba2    BB-          216**
   170 Methanex Corp., Notes, 7.40%, due
       8/15/02                                    Ba1   BBB-          169
   100 Methanex Corp., Notes, 7.75%, due
       8/15/05                                    Ba1   BBB-           94
    75 MGM Mirage, Inc., Senior Subordinated
       Notes, 8.38%, due 2/1/11                   Ba1    BB+           69
   150 Mohegan Tribal Gaming Authority, Senior
       Notes, 8.13%, due 1/1/06                   Ba2    BB           154
    25 Mohegan Tribal Gaming Authority, Senior
       Subordinated Notes, 8.38%, due 7/1/11      Ba3    BB-           26
   100 Moog, Inc., Senior Subordinated Notes,
       Ser. B, 10.00%, due 5/1/06                 Ba3     B           102
   150 Motors and Gears, Inc., Senior Notes,
       Ser. B, 10.75%, due 11/15/06                B3     B           129
   150 Newport News Shipbuilding, Inc., Senior
       Notes, 8.63%, due 12/1/06                  Ba1    BB           157
    90 Nextel Communications, Senior Notes,
       9.38%, due 11/15/09                         B1     B            63
   100 Nortek, Inc., Senior Notes, Ser. B,
       9.13%, due 9/1/07                           B1     B+           97
   100 Nortek, Inc., Senior Subordinated
       Notes, Ser. B, 9.88%, due 6/15/11           B3     B-           90
   125 Northwest Airlines, Inc., Notes, 8.88%,
       due 6/1/06                                 Ba3    BB            95
   200 NTL, Inc., Senior Notes, Ser. B,
       10.00%, due 2/15/07                         B3     B-          110
    75 Offshore Logistics, Inc., Guaranteed
       Senior Notes, Ser. B, 7.88%, due 1/15/08   Ba3    BB            71
   100 Omnicare, Inc., Senior Subordinated
       Notes, 8.13%, due 3/15/11                  Ba2    BB+          106**
    50 Owens & Minor, Inc., Senior
       Subordinated Notes, 8.50%, due 7/15/11     Ba3     B+           53**
    50 Owens-Illinois, Inc., Senior Notes,
       7.85%, due 5/15/04                          B3     B+           44
   200 Pacific Gas & Electric Co., Senior
       Notes, Ser. 92-A, 7.88%, due 3/1/02         B3   CCC           194
   200 Park Place Entertainment Corp., Senior
       Subordinated Notes, 7.88%, due 12/15/05    Ba1    BB+          195
    50 Pennzoil-Quaker State Co., Senior
       Notes, 10.00%, due 11/1/08                 Ba3    BB-           50**
   100 Pierce Leahy Command Co., Senior Notes,
       8.13%, due 5/15/08                          B2     B           101
    75 Pilgrim's Pride Corp., Senior Notes,
       9.63%, due 9/15/11                         Ba3    BB-           78
    50 Pioneer Natural Resources Co.,
       Guaranteed Senior Notes, 6.50%, due
       1/15/08                                    Ba1    BB+           48
    85 Printpack, Inc., Senior Subordinated
       Notes, Ser. B, 10.63%, due 8/15/06          B3     B            87
    50 Quaker State Corp., Notes, 6.63%, due
       10/15/05                                   Ba2    BB+           48
    75 Radio One, Inc., Senior Subordinated
       Notes, 8.88%, due 7/1/11                    B3     B-           78**

See Notes to Schedule of Investments

Schedule of Investments High Yield Bond Fund cont'd

Principal Amount                                                                      Rating(S)           Value+
(000's omitted)                                                                      Moody's S&P (000's omitted)

$100 Rogers Cantel, Inc., Senior Debentures, 9.38%, due 6/1/08                        Baa3   BB+     $   100
  75 Rogers Wireless, Inc., Senior Secured Notes, 9.63%, due 5/1/11                   Baa3   BB+          76
 125 Rural Cellular Corp., Senior Subordinated Notes, Ser. B, 9.63%, due 5/15/08        B3    B-         126
 100 Salton, Inc., Guaranteed Senior Subordinated Notes, 10.75%, due 12/15/05           B2    B           84
 100 Scotts Co., Guaranteed Senior Subordinated Notes, 8.63%, due 1/15/09               B2    B+         103
  60 Sequa Corp., Senior Notes, 9.00%, due 8/1/09                                      Ba2   BB           54
 100 SESI, L.L.C., Senior Notes, 8.88%, due 5/15/11                                     B1   BB-          95
  75 Smithfield Foods, Inc., Senior Subordinated Notes, 7.63%, due 2/15/08             Ba3   BB+          74
 100 Smithfield Foods, Inc., Senior Subordinated Notes, 8.00%, due 10/15/09            Ba2   BB+         104**
 250 Station Casinos, Inc., Senior Subordinated Notes, 8.88%, due 12/1/08               B1    B+         231
 100 Stena AB, Senior Notes, 10.50%, due 12/15/05                                      Ba3   BB-          96
 150 Sun International Hotels Ltd., Senior Subordinated Notes, 8.63%, due 12/15/07     Ba3    B+         135
 150 Swift Energy Co., Senior Subordinated Notes, 10.25%, due 8/1/09                    B2    B          152
 100 Teekay Shipping Corp., Senior Notes, 8.88%, due 7/15/11                           Ba2   BB-         103
 100 Telewest Communications PLC, Senior Notes, 11.00%, due 10/1/07                     B2    B           78
 100 Tembec Industries, Inc., Guaranteed Senior Notes, 8.63%, due 6/30/09              Ba1   BB+         105
 100 Tembec Industries, Inc., Guaranteed Senior Notes, 8.50%, due 2/1/11               Ba1   BB+         105
 100 Terex Corp., Senior Subordinated Notes, 10.38%, due 4/1/11                         B2    B          103
  75 Toll Corp., Guaranteed Senior Subordinated Notes, 8.75%, due 11/15/06             Ba2   BB+          75
  10 Toll Corp., Guaranteed Senior Subordinated Notes, 7.75%, due 9/15/07              Ba2   BB+          10
  25 Toll Corp., Guaranteed Senior Subordinated Notes, 8.25%, due 2/1/11               Ba2   BB+          25
 100 Triton PCS, Inc., Senior Subordinated Notes, 9.38%, due 2/1/11                     B2    B-         105
 250 United Rentals, Inc., Guaranteed Senior Subordinated Notes, Ser. B, 8.80%,
     due 8/15/08                                                                        B2   BB-         229
  50 US Steel LLC, Senior Notes, 10.75%, due 8/1/08                                    Ba3   BB          45 **
  60 Venture Holdings Trust, Senior Notes, 11.00%, due 6/1/07                           B2    B           40
 150 Vintage Petroleum, Inc., Senior Subordinated Notes, 9.00%, due 12/15/05           Ba3   BB-         155
  75 Wabtec Corp., Senior Notes, 9.38%, due 6/15/05                                    Ba3   BB           75
 100 WCI Communities, Inc., Senior Subordinated Notes, 10.63%, due 2/15/11              B1    B          100
 100 WESCO Distribution, Inc., Senior Subordinated Notes, Ser. B, 9.13%, due 6/1/08     B3    B           84

                                                                                                     -------
     Total Corporate Debt Securities (Cost $13,555)                                                   12,793

                                                                                                     -------
Repurchase Agreements (6.1%)
 990 State Street Bank and Trust Co. Repurchase Agreement, 2.50%, due 11/1/01, dated
     10/31/01, Maturity Value $990,069, Collateralized by $995,000 Fannie Mae,
     Medium-Term Notes, 6.27%, due 11/29/01 (Collateral Value $1,024,502)
     (Cost $990)                                                                                        990 /#/

                                                                                                     -------
Convertible Bonds (0.7%)
 140 Omnicare, Inc., Subordinated Debentures, 5.00%, due 12/1/07                       Ba3   BB+
     (Cost $105)                                                                                         122

                                                                                                     -------
     Total Investments (95.6%) (Cost $15,991)                                                         15,503/##/
     Cash, receivables and other assets, less liabilities (4.4%)                                         706

                                                                                                     -------
     Total Net Assets (100.0%)                                                                       $16,209

                                                                                                     -------

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Limited Maturity Bond Fund


Principal Amount                  Rating(S)//           Value+
(000's omitted)                   Moody's S&P  (000's omitted)
U.S. Treasury Securities (10.3%)
        U.S. Treasury
        Inflation-Indexed Notes,
$ 3,202 3.38%, due 1/15/07          TSY   TSY      $ 3,312
        U.S. Treasury
        Inflation-Indexed Notes,
 12,342 3.50%, due 1/15/11          TSY   TSY       12,832
        U.S. Treasury
        Inflation-Indexed Notes,
  2,250 3.38%, due 4/15/32          TSY   TSY        2,339
        U.S. Treasury Notes,
  3,235 5.88%, due 2/15/04          TSY   TSY        3,467
        U.S. Treasury Notes,
  2,890 6.00%, due 8/15/04          TSY   TSY        3,131

                                                   -------
        Total U.S. Treasury
        Securities (Cost $24,169)                   25,081

                                                   -------
U.S. Government Agency Securities (16.6%)
        Fannie Mae, Notes,
 14,000 4.75%, due 3/15/04          AGY   AGY       14,593
        Fannie Mae, Notes,
 11,510 5.25%, due 6/15/06          AGY   AGY       12,114
        Freddie Mac, Notes,
 13,000 5.25%, due 2/15/04          AGY   AGY       13,633

                                                   -------
        Total U.S. Government
        Agency Securities (Cost
        $38,677)                                    40,340

                                                   -------
Mortgage-Backed Securities (16.1%)
  1,085 GE Capital Mortgage
        Services, Inc., REMIC
        Pass-Through
        Certificates, Ser.
        1999-11,Class B3, 6.50%,
        due 7/25/29                 BBo               937 **
    965 Morgan Stanley Capital
        I, Inc., Commercial
        Mortgage Pass-Through
        Certificates,Ser.
        1998-HF2, Class G,
        6.01%, due 11/15/30         BBo               766 **
  1,168 Norwest Asset Securities
        Corp., Mortgage
        Pass-Through
        Certificates, Ser.
        1999-13,Class B4, 6.75%,
        due 5/25/29                 BBo              1,022**
Fannie Mae
  7,745 Pass-Through
        Certificates, 7.00%, due
        9/1/03 - 2/1/16             AGY   AGY        8,137
 13,531 Pass-Through
        Certificates, 6.50%, due
        5/1/13 - 12/1/14            AGY   AGY       14,098
  5,000 Pass-Through
        Certificates, 6.00%, due
        10/1/16                     AGY   AGY        5,140
Freddie Mac
     70 ARM Certificates, 7.63%,
        due 1/1/17                  AGY   AGY           72
Government National Mortgage Association
     43 Pass-Through
        Certificates, 7.50%, due
        10/15/09 - 9/15/10          AGY   AGY           46
  6,621 Pass-Through
        Certificates, 7.00%, due
        4/15/11 - 12/15/28          AGY   AGY        6,934
     96 Pass-Through
        Certificates, 12.00%,
        due 5/15/12 - 5/15/14       AGY   AGY          113
  1,655 Pass-Through
        Certificates, 6.50%, due
        10/15/31                    AGY   AGY        1,711

                                                   -------
        Total Mortgage-Backed
        Securities (Cost $37,182)                   38,976

                                                   -------
Asset-Backed Securities (8.0%)
  2,000 BMW Vehicle Lease Trust,
        Ser. 2000-A, Class A3,
        6.64%, due 5/25/03          Aaa   AAA        2,062
    600 Chase Manhattan Auto
        Owner Trust, Ser.
        2001-A, Class A3, 4.55%,
        due 8/15/05                 Aaa   AAA          617
  1,500 Daimler Chrysler Auto
        Trust, Ser. 2000-C,
        Class A3, 6.82%, due
        9/6/04                      Aaa   AAA        1,567
  1,800 Discover Card Master
        Trust I, Ser. 1998-6,
        Class A, 5.85%, due
        1/17/06                     Aaa   AAA        1,886
  6,500 Ford Credit Auto Owner
        Trust, Ser. 2000-C,
        Class A4, 7.24%, due
        2/15/04                     Aaa   AAA        6,740
  1,250 Ford Credit Auto Owner
        Trust, Ser. 2000-E,
        Class A4, 6.74%, due
        6/15/04                     Aaa   AAA        1,300
  1,000 MBNA Master Credit Card
        Trust, Ser. 1998-J,
        Class A, 5.25%, due
        2/15/06                     Aaa   AAA        1,041
  4,120 Nissan Auto Receivables
        Owner Trust, Ser.
        2000-B, Class A3, 7.25%,
        due 4/15/04                 Aaa   AAA        4,282

                                                   -------
        Total Asset-Backed
        Securities (Cost $18,805)                   19,495

                                                   -------
Banks & Financial Institutions (12.9%)
        Bank of America Corp.,
        Subordinated Notes,
  2,250 6.85%, due 3/1/03           Aa3    A         2,363
        Bank One Corp., Notes,
  2,100 6.50%, due 2/1/06           Aa3    A         2,231
        Bear Stearns Co., Inc.,
  2,040 Notes, 6.20%, due 3/30/03   A2     A         2,126
        Capital One Bank, Senior
  1,100 Notes, 6.88%, due 2/1/06   Baa2   BBB-       1,105

See Notes to Schedule of Investments

Schedule of Investments Limited Maturity Bond Fund cont'd

Principal Amount                                                                         Rating(S)//           Value+
(000's omitted)                                                                         Moody's  S&P  (000's omitted)

$2,100 Countrywide Home Loans, Inc., Medium-Term Notes, Ser. J, 5.25%, due 6/15/04        A3      A      $  2,167
 1,000 Credit Suisse First Boston (USA), Inc., Notes, 5.88%, due 8/1/06                  Aa3     AA-        1,034
 1,470 Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02                             Ba1    BBB-        1,557
 3,050 Household Finance Corp., Notes, 7.00%, due 8/1/03                                  A2      A         3,227
 1,000 International Lease Finance Corp., Medium-Term Notes, Ser. J, 5.70%, due 2/25/03   A1     AA-        1,029
 2,120 International Lease Finance Corp., Medium-Term Notes, Ser. M, 5.50%, due 6/7/04    A1     AA-        2,184
 3,025 Lehman Brothers Holdings, Inc., Medium-Term Notes, Ser. E, 7.00%, due 5/15/03      A2      A         3,171
 1,000 MBNA America Bank N.A., Subordinated Notes, 7.25%, due 9/15/02                    Baa2    BBB        1,032
 1,400 Merrill Lynch & Co., Inc., Notes, 6.00%, due 2/12/03                              Aa3     AA-        1,451
 2,200 Morgan Stanley Dean Witter & Co., Notes, 5.63%, due 1/20/04                       Aa3     AA-        2,292
 2,900 Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03                               Aa2     AA+        3,087
 1,325 Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%, due 9/15/03                       A3    BBB+        1,379

                                                                                                         --------
       Total Banks & Financial Institutions (Cost $29,910)                                                 31,435

                                                                                                         --------
Corporate Debt Securities (32.8%)
 2,555 Akzo Nobel, Inc., Guaranteed Notes, 6.00%, due 11/15/03                            A2     A-         2,664**
 1,000 AMERCO, Senior Notes, 7.20%, due 4/1/02                                           Ba1     BBB        1,003
 1,375 American Standard, Inc., Senior Notes, 7.13%, due 2/15/03                         Ba2     BB+        1,409
 3,140 Associates Corp., Senior Notes, 5.75%, due 11/1/03                                Aa1     AA-        3,291
 1,470 AT&T Wireless Group, Senior Notes, 7.35%, due 3/1/06                              Baa2    BBB        1,569
 2,835 Black & Decker Corp., Medium-Term Notes, Ser. A, 8.90%, due 1/21/02               Baa2    BBB        2,869
   680 Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03                               Ba3     BB-          692
   500 Calpine Corp., Senior Notes, 7.63%, due 4/15/06                                   Baa3    BB+          500
 2,400 Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04                     A2     A+         2,593
 1,970 CIT Group, Inc., Notes, 5.50%, due 2/15/04                                         A2     A+         2,034
 1,775 Commercial Credit Co., Notes, 6.38%, due 9/15/02                                  Aa1     AA-        1,833
 1,510 Conseco, Inc., Notes, 8.50%, due 10/15/02                                          B1     B+         1,080
    60 Core-Mark International, Inc., Senior Subordinated Notes, 11.38%, due 9/15/03      B3      B            56
 1,615 Cox Radio, Inc., Notes, 6.25%, due 5/15/03                                        Baa2    BBB        1,662
 1,050 Dole Foods Co., Inc., Notes, 7.00%, due 5/15/03                                   Ba1    BBB-        1,071
   660 EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05                      Baa1   BBB+          692
 1,000 Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                                   A2    BBB+        1,043
 3,470 Ford Motor Credit Co., Notes, 6.70%, due 7/16/04                                   A2    BBB+        3,572
 1,825 Fort James Corp., Senior Notes, 6.50%, due 9/15/02                                Baa3   BBB-        1,854
 1,000 General Motors Acceptance Corp., Notes, 5.75%, due 11/10/03                        A2    BBB+        1,017
 3,170 General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04                         A2    BBB+        3,306
   800 General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06                         A2    BBB+          796
   815 Hartford Life, Inc., Notes, 6.90%, due 6/15/04                                     A2      A           873
 2,000 Heller Financial, Inc., Notes, 6.00%, due 3/19/04                                 Aaa     AAA        2,108
 2,000 Heritage Media Corp., Senior Subordinated Notes, 8.75%, due 2/15/06               Ba2     BB+        2,035
 2,965 ICI Wilmington, Inc., Guaranteed Notes, 7.50%, due 1/15/02                        Baa2    BBB        2,987
 1,070 ITT Corp., Notes, 6.75%, due 11/15/05                                             Ba1    BBB-        1,017
   325 Jones Apparel Group, Senior Notes, 7.88%, due 6/15/06                             Baa2    BBB          343
 1,000 Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                                       A2     A-           999
 1,000 Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05                   Ba1     BB+        1,002
 2,100 National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.25%,
       due 7/15/04                                                                       Aa3     AA-        2,185
   680 Newport News Shipbuilding, Inc., Senior Subordinated Notes, 9.25%, due 12/1/06    Ba3     B+           711
   630 Pacific Gas & Electric Co., Senior Notes, Ser. 92-A, 7.88%, due 3/1/02             B3     CCC          611
 1,093 PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                                     Baa1   BBB-        1,131
 1,000 Pepsi Bottling Holdings, Inc., Guaranteed Notes, 5.38%, due 2/17/04                A1      A         1,041**

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Limited Maturity Bond Fund cont'd

Principal Amount                                                                 Rating(S)//           Value+
(000's omitted)                                                                  Moody's  S&P (000's omitted)

$1,200 Powergen US Funding LLC, Notes, 4.50%, due 10/15/04                        Baa1   BBB     $  1,212
   420 Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06                  Ba1    BBB-         441
   800 Reliant Energy Finance Co., Notes, 7.40%, due 11/15/02                     Baa1   BBB         829 **
 1,000 Safeway, Inc., Medium-Term Notes, 8.57%, due 4/1/03                        Baa2   BBB        1,067
 1,500 Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05                A3     A+        1,582
 2,290 Sprint Capital Corp., Medium-Term Notes, 7.63%, due 6/10/02                Baa1   BBB+       2,355
 1,000 Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                              A1     A+        1,058
 2,825 Time Warner, Inc., Notes, 8.11%, due 8/15/06                               Baa1   BBB+       3,174
 1,600 TRW, Inc., Notes, 6.63%, due 6/1/04                                        Baa2   BBB        1,652
   815 TXU Corp., Senior Notes, Ser. J, 6.38%, due 6/15/06                        Baa3   BBB          848
 1,300 Tyco International Group S.A., Guaranteed Notes, 5.80%, due 8/1/06         Baa1    A         1,336
 2,080 Tyco International Ltd., Notes, 6.50%, due 11/1/01                          A3     A         2,080
 1,675 Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                               Baa3   BBB       1,732 **
 1,300 Unilever Capital Corp., Senior Notes, 6.75%, due 11/1/03                    A1     A+        1,390
 1,000 Wabtec Corp., Senior Notes, 9.38%, due 6/15/05                             Ba3     BB        1,002
 1,285 Wells Fargo & Co., Notes, 6.63%, due 7/15/04                               Aa2     A+        1,383
 1,500 WorldCom, Inc., Notes, 6.50%, due 5/15/04                                   A3    BBB+       1,557
 1,500 Xerox Capital (Europe) PLC, Notes, 5.75%, due 5/15/02                      Ba1     BB        1,417

                                                                                                 --------
       Total Corporate Debt Securities (Cost $78,508)                                              79,764

                                                                                                 --------
Foreign Government Securities (1.3%)
 3,425 Federal Republic of Germany, 4.50%, due 2/22/02                            Aaa    AAA
       (Cost $3,128)                                                                                3,089

                                                                                                 --------
Repurchase Agreements (2.6%)
 6,280 State Street Bank and Trust Co. Repurchase Agreement, 2.50%, due 11/1/01,
       dated 10/31/01, Maturity Value $6,280,436, Collateralized by $ 6,285,000
       Fannie Mae, Medium-Term Notes, 6.27%, due 11/29/01 (Collateral Value
       $6,471,350)
       (Cost $6,280)                                                                                6,280/#/

                                                                                                 --------
       Total Investments (100.6%) (Cost $236,659)                                                 244,460/##/
       Liabilities, less cash, receivables and other assets [(0.6%)]                               (1,518)

                                                                                                 --------
       Total Net Assets (100.0%)                                                                 $242,942

                                                                                                 --------

See Notes to Schedule of Investments

Schedule of Investments Municipal Money Fund


Principal Amount
              Security/@/                        Rating(S)/@@/         Value++
(000's omitted)                                  Moody's  S&P  (000's omitted)
Tax-Exempt Securities-Pre-Refunded Backed by U.S. Government Securities (3.6%)
$  2,000          Alpine (UT) Sch. Dist. Board
                  of Ed. G.O., Ser. 1992,
                  5.40%, due 3/15/04 P/R3/15/02                   $  2,020
   3,670          City of Cleveland (OH)
                  Waterworks Imp. First Mtge.
                  Rev., Ser. 1992 F, 6.50%,
                  due1/1/11 P/R 1/1/02                               3,763
   1,785          Cook Co. (IL) G.O., Ser.
                  1991, 6.75%, due 11/1/18 P/R
                  11/1/01                                            1,821
   1,655          Cook Co. (IL) High Sch. Dist.
                  # 205 Ref. G.O. (Thornton
                  Township), Ser. 1995 A,5.80%,
                  due 12/1/02 P/R 12/1/01                            1,657
   3,000          Maine Swr. & Wtr. Rev., Ser.
                  1991 A, 7.20%, due 11/1/13
                  P/R 11/1/01                                        3,060
   2,700          Nebraska Pub. Pwr. Dist.
                  Elec. Sys. Rev., Ser. 1992 A,
                  6.00%, due 1/1/06 P/R1/1/02                        2,766
   1,350          Texas St. Ref. G.O.
                  (Superconducting Super
                  Collider Proj.), Ser. 1992 C,
                  5.50%,due 4/1/20 P/R 4/1/02                        1,392

                                                                  --------
                                                                    16,479

                                                                  --------
Municipal Notes (6.2%)
   1,500          Arizona Sch. Dist. TANS Fin.
                  Prog. Cert. of Participation,
                  Ser. 2001, 3.25%, due7/31/02    MIG1   SP-1+       1,508
                  California St. RANS, Ser.
  10,700          2001, 3.25%, due 6/28/02        MIG1   SP-1+      10,771
   4,000          Campbell Union (CA)
                  Elementary Sch. Dist. (Santa
                  Clara Co.) TRANS, Ser.
                  2001,3.35%, due 7/2/02                 SP-1+       4,019
   2,000          Louisville (OH) City Sch.
                  Dist. BANS, Ser. 2001, 3.50%,
                  due 1/17/02                     MIG1               2,003
   5,000          Puerto Rico Commonwealth
                  TRANS, Ser. 2001, 3.00%, due
                  7/30/02                         MIG1   SP-1+       5,030
                  Texas St. TRANS, Ser. 2001 A,
   5,000          3.75%, due 8/29/02              MIG1   SP-1+       5,052

                                                                  --------
                                                                    28,383

                                                                  --------
Tax-Exempt Securities-Backed by Letters of Credit (1.7%)
Landesbank Hessen-Thueringen Girozentrale
   2,000          Chicago (IL) G.O. Tender
                  Notes, Ser. 2000 A, 2.00%,
                  due 1/3/02 Putable12/18/01      MIG1   SP-1+       2,000
   5,000          Chicago (IL) G.O. Tender
                  Notes, Ser. 2001, 2.40%, due
                  1/3/03 Putable 12/6/01          MIG1   SP-1+       5,000
State Street Bank and Trust Company
   1,000          Rhode Island Std. Loan Au.
                  Prog. Rev., Ser. 1996-1,
                  2.90%, due 6/1/26
                  Putable6/1/02                           A-1+       1,000

                                                                  --------
                                                                     8,000

                                                                  --------
Tax-Exempt Securities-Other (4.0%)
                  Austin (TX) Cert. Oblig.,
   2,050          Ser. 2001, 4.00%, due 9/1/02                       2,075
   1,455          Charleston Co. (SC) Sch.
                  Dist. G.O., Ser. 2001, 4.00%,
                  due 2/1/02                                         1,460
                  Hamilton Co. (TN) G.O., Ser.
   1,110          2000, 5.00%, due 11/1/01                           1,110
   2,000          Indiana Bond Bank Adv.
                  Funding Prog. Notes, Ser.
                  2001 A-2, 4.00%, due1/22/02     MIG1   SP-1+       2,003
   2,300          Lewisville (TX) Independent
                  Sch. Dist. (Denton Co.)
                  Unlimited Tax Sch. Bldg.
                  G.O.,Ser. 1997, 6.00%, due
                  8/15/02                                            2,359
   3,000          Memphis (TN) Elec. Sys. Ref.
                  Rev., Ser. 1992, 5.63%, due
                  1/1/02                                             3,006
   1,650          New York City (NY)
                  Transitional Fin. Au. Rev.
                  (New York City Rec. Notes),
                  Ser. 2001A, 3.25%, due 10/2/02  MIG1   SP-1+       1,667

   2,000          Pulaski (WI) Comm. Sch. Dist.
                  G.O. Promissory Notes, 4.00%,
                  due 3/1/02                      MIG1   SP-1+       2,005
   2,575          Tempe (AZ) Excise Tax Rev.,                        2,580
                  Ser. 2000 A, 5.50%, due 1/1/02

                                                                  --------
                                                                    18,265

                                                                  --------

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Municipal Money Fund cont'd

      Principal Amount
                   Security/@/                      Rating(S)/@@/         Value++
      (000's omitted)                               Moody's  S&P  (000's omitted)
      Tax-Exempt Cash Equivalent Securities (17.6%)
      $ 5,000         Ascension Parish (LA) Rev.
                      (BASF Corp. Proj.), Ser.
                      1998, 2.15%, VRDN due12/1/28     P-1           $  5,000++
          400         Berkeley Co. (SC) Exempt Fac.
                      Ind. Rev. (Amoco Chemical Co.
                      Proj.), Ser. 1998,2.15%, VRDN
                      due 4/1/28                     VMIG1   A-1+         400++
        1,800         Berkeley Co. (SC) IDR (Nucor   VMIG1   A-1+       1,800++
                      Corp. Proj.), Ser. 1995,
                      2.15%, VRDN due 9/1/28
        5,000         Berkeley Co. (SC) IDR (Nucor
                      Corp. Proj.), Ser. 1996 A,
                      2.15%, VRDN due 3/1/29         VMIG1   A-1+       5,000++
        7,200         Berkeley Co. (SC) IDR (Nucor
                      Corp. Proj.), Ser. 1997,
                      2.15%, VRDN due 4/1/30         VMIG1   A-1+       7,200++
        2,900         Berkeley Co. (SC) IDR (Nucor
                      Corp. Proj.), Ser. 1998,
                      2.15%, VRDN due 4/1/31         VMIG1   A-1+       2,900++
          700         Berkeley Co. (SC) Ref. PCR
                      (Amoco Chemical Co. Proj.),
                      Ser. 1994, 2.05%, VRDNdue
                      7/1/12                         VMIG1   A-1+         700++
        1,500         Carlton (WI) PCR (Wisconsin
                      Pwr. & Lt. Co. Proj.), Ser.
                      1988, 2.30%, VRDN due8/1/15    VMIG1              1,500++
        1,000         Comm. Dev. Administration
                      (MD) Multi-Family Dev. Ref.
                      Rev. (Avalon Ridge
                      Apts.Proj.), Ser. 1997,
                      1.90%, VRDN due 6/15/26        VMIG1              1,000++
          200         East Baton Rouge Parish (LA)
                      Ref. PCR (Exxon Proj.), Ser.
                      1993, 1.85%, VRDN due3/1/22      P-1   A-1+         200++
        1,000         Florida Hsg. Fin. Agcy.
                      Multi-Family Hsg. Rev., Ser.
                      1988, 2.10%, VRDNdue 8/1/06    VMIG1              1,000
        2,500         Florida Hsg. Fin. Agcy. Rev.
                      (Heron Park Proj.), Ser. 1996
                      U, 1.98%, VRDN due12/1/29      VMIG1              2,500
        2,500         Gibson Co. (IN) PCR (Toyota
                      Motor Mfg. Ind. Proj.), Ser.
                      1997, 2.00%, VRDN due10/1/27           A-1+       2,500++
        6,000         Gibson Co. (IN) PCR (Toyota
                      Motor Mfg. Proj.), Ser. 2001,
                      2.00%, VRDNdue 2/1/31          VMIG1   A-1+       6,000++
          400         Gulf Coast (TX) IDA Marine
                      Term. Rev. (Amoco Oil Co.
                      Proj.), Ser. 1993, 2.15%,VRDN
                      due 4/1/28                     VMIG1                400++
          100         Gulf Coast (TX) Waste Disp.
                      Au. Env. Fac. Rev. (Amoco Oil
                      Co. Proj.), Ser. 1998,2.15%,
                      VRDN due 1/1/26                VMIG1   A-1+         100++
          100         Gulf Coast (TX) Waste Disp.
                      Au. PCR (Amoco Oil Co.
                      Proj.), Ser. 1994, 2.15%,VRDN
                      due 6/1/24                     VMIG1   A-1+         100++
        1,000         Gulf Coast (TX) Waste Disp.
                      Au. Poll. Ctrl. & Solid Waste
                      Ref. Rev. (Amoco Oil
                      Co.Proj.), Ser. 1996, 2.15%,
                      due 5/1/24                     VMIG1              1,000++
          775         Gulf Coast (TX) Waste Disp.
                      Au. Ref. PCR (Exxon Proj.),
                      Ser. 1995, 2.00%, VRDNdue
                      6/1/20                         VMIG1   A-1+         775++
        1,000         Gulf Coast (TX) Waste Disp.
                      Au. Solid Waste Disp. Ref.
                      Rev. (Amoco Oil Co.
                      Proj.),Ser. 1994, 2.15%, VRDN
                      due 8/1/23                     VMIG1   A-1+       1,000++
          600         Harris Co. (TX) IDC Solid
                      Waste Disp. Rev. (Exxon
                      Proj.), Ser. 1997, 2.00%,
                      VRDNdue 4/1/32                 VMIG1   A-1+         600++
        2,000         Lincoln Co. (WY) PCR (Exxon
                      Proj.), Ser. 1985, 2.00%,
                      VRDN due 8/1/15                  P-1   A-1+       2,000++
        1,800         Lincoln Co. (WY) PCR (Exxon
                      Proj.), Ser. 1987 A, 2.00%,
                      VRDN due 7/1/17                  P-1   A-1+       1,800++
        4,000         Louisville & Jefferson Co.
                      (KY) Reg. Arpt. Au. Spec.
                      Fac. Rev. (UPS
                      WorldwideForwarding Proj.),
                      Ser. 1999 A, 2.05%, VRDN due
                      1/1/29                         VMIG1   A-1+       4,000++

          300         Louisville & Jefferson Co.
                      (KY) Reg. Arpt. Au. Spec.
                      Fac. Rev. (UPS
                      WorldwideForwarding Proj.),
                      Ser. 1999 B, 2.05%, VRDN due
                      1/1/29                         VMIG1  A-1+          300++
        2,000         Lower Neches Valley Au. (TX)
                      IDC Exempt Fac. Rev. (Mobil
                      Oil Corp. Proj.),Ser. 1999,
                      2.05%, VRDN due 4/1/29          P-1   A-1+        2,000++
          500         Madison Co. (IL) Env. Imp.
                      Rev. (Shell Wood River
                      Refining Co. Proj.), Ser.
                      1997,2.15%, VRDN due 4/1/32    VMIG1  A-1+          500++
        2,300         Madison Co. (IL) Env. Imp.
                      Rev. (Shell Wood River
                      Refining Co. Proj.), Ser.
                      1997 A,2.15%, VRDN due 3/1/33  VMIG1  A-1+        2,300++

See Notes to Schedule of Investments

Schedule of Investments Municipal Money Fund cont'd

       Principal Amount
                    Security/@/                    Rating(S)/@@/         Value++
       (000's omitted)                             Moody's   S&P (000's omitted)

       $   200       Madison Co. (IL) Env. Imp.
                     Rev. (Shell Wood River
                     Refining Co. Proj.), Ser.
                     1997 A,2.15%, VRDN due 3/1/33  VMIG1   A-1+    $    200++
         1,000       Mecklenberg (VA) IDA Rev.,
                     2.10%, TECP due 6/28/02        VMIG1              1,000
         1,500       New York City (NY) Hsg. Dev.
                     Corp. Multi-Family Rent Hsg.
                     Rev. (Parkgate Dev.),
                     Ser.1998, 1.70%, VRDN due
                     10/15/28                               A-1+       1,500
         5,000       Port of Port Arthur (TX)
                     Dist. Rev., Ser. 2000 A,
                     2.40%, TECP due 5/1/35          P-1               5,000
         1,800       Port of Port Arthur (TX)
                     Navigation Dist. of Jefferson
                     Co. Ref. PCR (Texaco Inc.
                     Proj.),Ser. 1994, 2.05%, VRDN
                     due 10/1/24                    VMIG1   A-1        1,800++
           550       San Antonio (TX) Higher Ed.
                     Au. Inc. Ref. Rev. (Trinity
                     Univ. Proj.), Ser. 1993,
                     1.95%,VRDN due 4/1/04                  A-1+         550
         1,875       Southwestern (IL) Dev. Au.
                     Env. Imp. Rev. (Shell Oil Co.
                     Wood River Proj.),Ser. 1995,
                     2.15%, VRDN due 11/1/25        VMIG1   A-1+       1,875++
           100       Southwestern (IL) Dev. Au.
                     Solid Waste Disp. Rev. (Shell
                     Oil Co. Wood River
                     Proj.),Ser. 1992, 2.15%, VRDN
                     due 4/1/22                     VMIG1   A-1+         100++
         2,200       Stanton Co. (NE) IDR (Nucor
                     Corp. Proj.), 2.15%, VRDN due
                     11/1/26                        VMIG1   A-1+       2,200++
         2,800       Valdez (AK) Marine Term. Ref.
                     Rev. (BP Pipelines Inc.
                     Proj.), Ser. 2001, 2.05%,VRDN
                     due 7/1/37                     VMIG1   A-1+       2,800++
         1,100       Valdez (AK) Marine Term. Ref.
                     Rev. (Exxon-Mobil Proj.),
                     Ser. 2001, 1.95%, VRDN
                     due1/1/31                      VMIG1              1,100
         1,400       West Side Calhoun Co. (TX)
                     Nav. Dist. Sewage & Solid
                     Waste Disp. Rev.(BP Chemicals
                     Inc. Proj.), Ser. 1996,
                     2.15%, VRDN due 4/1/31          P-1               1,400++
         2,400       Whiting (IN) Env. Fac. Ref.
                     Rev. (Amoco Oil Co. Proj.),
                     Ser. 2001, 2.15%, VRDN
                     due1/1/26                      VMIG1              2,400++
           400       Whiting (IN) Swr. & Solid
                     Waste Disp. Ref. Rev. (Amoco
                     Oil Co. Proj.), Ser.
                     1999,2.15%, VRDN due 1/1/26    VMIG1   A-1+         400++
         1,300       Will Co. (IL) Exempt Fac.
                     Ind. Rev. (Amoco Chemical Co.
                     Proj.), Ser. 1998, 2.15%,VRDN
                     due 3/1/28                     VMIG1              1,300++
         1,885       Will Co. (IL) Exempt Fac.
                     Rev. (ExxonMobil Oil Corp.
                     Proj.), Ser. 2001, 2.05%,
                     VRDNdue 4/1/26                 VMIG1              1,885

                                                                    --------
                                                                      80,085

                                                                    --------
       Tax-Exempt Cash Equivalent Securities-Backed by Letters of Credit (55.1%)
       ABN AMRO Bank NV
         1,000       Clark Co. (NV) IDR (Nevada
                     Cogeneration Assoc. 2 Proj.),
                     Ser. 1992, 2.15%, VRDNdue
                     12/1/22                        VMIG1   A-1+       1,000
         1,800       Grand Forks (ND) Health Care
                     Fac. Rev. (United Hosp.
                     Oblig. Group Proj.),Ser.
                     1992, 2.05%, VRDN due 12/1/16  VMIG1              1,800
         4,200       Oregon St. Econ. Dev. Comm.
                     Econ. & IDR (Eagle-Picher
                     Ind.), Ser. 1984, 2.20%,VRDN
                     due 12/1/04                      P-1              4,200
       Bank of America
           800       Angelina & Neches Co. (TX)
                     River Au. IDC Solid Waste
                     Rev., Ser. 1984 B, 2.05%,VRDN
                     due 5/1/14                       P-1                800

           300       Angelina & Neches Co. (TX)
                     River Au. IDC Solid Waste
                     Rev., Ser. 1984 D, 2.05%,VRDN
                     due 5/1/14                       P-1                300
           600       Angelina & Neches Co. (TX)
                     River Au. IDC Solid Waste
                     Rev., Ser. 1984 E, 2.05%,VRDN
                     due 5/1/14                       P-1                600
         1,200       Calhoun Co. (TX) Navigation
                     IDA Port Rev. (Formosa
                     Plastics Corp., Texas Proj.),
                     Ser.1994, 2.05%, VRDN due
                     11/1/15                        VMIG1              1,200
                     Clarksville (TN) Pub. Bldg.
                     Au. Rev., Ser. 1997, 2.15%,
         3,670       VRDN due 11/1/27               VMIG1              3,670
         2,400       Florida Hsg. Fin. Corp. Rev.
                     (The Club at Vero Arpt.
                     Proj.), Ser. 1998 E, 2.06%,
                     VRDNdue 6/1/17                         A-1+       2,400

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Municipal Money Fund cont'd

      Principal Amount
                    Security/@/               Rating(S)/@@/         Value++
      (000's omitted)                         Moody's   S&P (000's omitted)

      $  4,000 King Co. (WA) Hsg. Au. Rev.
               (Overlake TOD Proj.), Ser.
               2000 B, 2.25%, VRDN due1/1/43           A-1+   $     4,000
         1,700 Louisiana Pub. Fac. Au. IDR
               (Kenner Hotel L.P. Proj.),
               Ser. 1985, 1.95%, VRDN
               due12/1/15                        P-1                1,700
         3,075 Maricopa Co. (AZ) Poll. Ctrl.
               Corp. Ref. PCR (Arizona Pub.
               Svc. Co. Palo VerdeProj.),
               Ser. 1994 E, 2.00%, VRDN due
               5/1/29                            P-1   A-1+         3,075
         2,800 Nashville & Davidson Co. (TN)
               Metro Gov't. IDB Multi-Family
               Hsg. Rev., Ser. 1996A, 2.13%,
               VRDN due 9/1/06                 VMIG1                2,800
           300 Raleigh Durham (NC) Arpt. Au.
               Spec. Fac. Rev. (American
               Airlines, Inc. Proj.),
               Ser.1995 A, 2.05%, VRDN due
               11/1/05                                 A-1+           300
      Bank of Nova Scotia
           200 Delta Co. (MI) Econ. Dev.
               Corp. Env. Imp. Ref. Rev.
               (Mead-Escanaba Paper
               Co.Proj.), Ser. 1984 C,
               1.95%, VRDN due 12/1/23           P-1                  200
           450 Delta Co. (MI) Econ. Dev.
               Corp. Env. Imp. Rev.
               (Mead-Escanaba Paper Co.
               Proj.),Ser. 1985 E, 1.95%,
               VRDN due 12/1/23                  P-1                  450
      Bank of Scotland
         1,000 Suffolk Co. (NY) Ind. Dev.
               Agcy. Continuing Care
               Retirement (Jefferson Ferry
               Proj.),Ser. 1999 C, 1.70%,
               VRDN due 11/1/09                VMIG1                1,000
      Bank One
         2,000 Colorado Hlth. Fac. Au. Hosp.
               Rev. (Boulder Comm. Hosp.
               Proj.), Ser. 2000,2.10%, VRDN
               due 10/1/30                     VMIG1    A-1         2,000
         3,000 Emery Co. (UT) Ref. PCR
               (PacifiCorp Proj.), Ser.
               1991, 2.05%, VRDN due 7/1/15    VMIG1   A-1+         3,000
         1,500 Galveston (TX) Ind. Dev.
               Corp. Ref. Rev. (Mitchell
               Interests Proj.), Ser. 1993
               A,2.35%, VRDN due 9/1/13                 A-1         1,500
           100 Indiana Emp. Dev. Comm. Econ.
               Dev. Rev. (K & F Ind., Inc.
               Proj.), Ser. 1988,2.45%, VRDN
               due 1/1/14                      VMIG1                  100
         1,360 Indiana Hlth. Fac. Fin. Au.
               Hosp. Rev. (Deaconess Hosp.,
               Inc.), Ser. 1992, 2.00%,VRDN
               due 1/1/22                      VMIG1                1,360
         2,000 Lake Charles (LA) Harbor &
               Rev. Dist. Ref. Rev. (Conoco
               Inc. Proj.), Ser. 1999
               A,1.95%, VRDN due 9/1/29        VMIG1   A-1+         2,000
         4,000 Midlothian (TX) IDC Env. Fac.
               Rev. (Holnam TX L.P. Proj.),
               Ser. 1999, 2.06%, VRDNdue
               9/1/31                                   A-1         4,000
      Banque Nationale de Paris
         2,500 Pinal Co. (AZ) Ind. Dev. Au.
               Ref. PCR (Magma Copper Co.
               Proj.), Ser. 1992, 1.95%,VRDN
               due 12/1/11                     VMIG1   A-1+         2,500
      Barclays Bank Int'l., Ltd.
         3,900 Coconino Co. (AZ) Poll. Ctrl.
               Corp. PCR (Arizona Pub. Svc.
               Co. Proj.), Ser. 1996
               A,2.05%, VRDN due 12/1/31         P-1   A-1+         3,900

         6,847 Michigan Strategic Fund Solid
               Waste Disp. Rev. (Grayling
               Generating Proj.),Ser. 1990,
               2.00%, VRDN due 1/1/14          VMIG1                6,847
         1,400 Ohio St. Wtr. Dev. Au. PCR
               (Ohio Edison Co. Proj.), Ser.
               1988, 2.05%, VRDN due9/1/18      P-1                 1,400
      Bayerische Landesbank Girozentrale
         2,500 Chicago (IL) O'Hare Int'l.
               Arpt. Rev. (Gen. Arpt. Second
               Lien), Ser. 1988 A,
               1.98%,VRDN due 1/1/18           VMIG1   A-1          2,500
           400 Chicago (IL) O'Hare Int'l.
               Arpt. Rev. (Gen. Arpt. Second
               Lien), Ser. 1988 B,
               1.98%,VRDN due 1/1/18           VMIG1                  400
         2,000 Denver (CO) City & Co. Arpt.
               Sys. Subordinate Rev., Ser.
               1997 A, 2.10%, TECP due12/1/10   P-1    A-1+         2,000
         1,695 Idaho Hlth. Fac. Au. Rev.
               (St. Luke's Reg. Med. Ctr.
               Proj.), Ser. 1995, 2.00%,
               VRDNdue 5/1/22                  VMIG1                1,695

See Notes to Schedule of Investments

Schedule of Investments Municipal Money Fund cont'd

     Principal Amount
                  Security/@/               Rating(S)/@@/         Value++
     (000's omitted)                        Moody's   S&P (000's omitted)

     $ 1,300 Los Angeles (CA) Reg. Arpt.
             Imp. Corp. Fac. Sublease Rev.
             (American Airlines-LosAngeles
             Int'l. Arpt.), Ser. 1984 A,
             2.04%, VRDN due 12/1/24        VMIG1           $  1,300
         500 Los Angeles (CA) Reg. Arpt.
             Imp. Corp. Lease Rev.
             (American Airlines-Los
             AngelesInt'l. Arpt.), Ser.
             1984 B, 2.04%, VRDN due
             12/1/24                        VMIG1                500
       6,970 Nashville (TN) Metro. Arpt.
             Au. Spec. Fac. Ref. Rev.
             (American Airlines, Inc.
             Proj.),Ser. 1995 A, 2.00%,
             VRDN due 10/1/12                       A-1+       6,970
       2,700 Nashville (TN) Metro. Arpt.
             Au. Spec. Fac. Ref. Rev.
             (American Airlines, Inc.
             Proj.),Ser. 1995 B, 2.00%,
             VRDN due 10/1/12                       A-1+       2,700
     Bayerische Vereinsbank AG
       3,000 Cambria Co. (PA) IDA Res.
             Rec. Rev. (Cambria CoGen Co.
             Proj.), Ser. 1998 A-1,1.90%,
             VRDN due 12/1/28               VMIG1              3,000
         300 Clark Co. (NV) Spec. Imp.
             Dist. Number 128 (The
             Summerlin Centre) Local
             Imp.Rev., Ser. 2001 A, 2.05%,
             VRDN due 2/1/21                VMIG1                300
       2,700 Phenix City (AL) IDB Env.
             Imp. Rev. (Mead Coated Board
             Proj.), Ser. 1996, 2.10%,VRDN
             due 3/1/31                     VMIG1              2,700
     Chase Manhattan Bank, N.A.
       1,000 Anne Arundel Co. (MD) Econ.
             Dev. Rev. (Baltimore Gas &
             Elec. Co. Proj.),Ser. 1988,
             2.15%, TECP due 12/1/18        VMIG1   A-1        1,000(Pounds)
       2,000 Brazoria Co. (TX) Hlth. Fac.
             Dev. Corp. Hosp. Rev.
             (Brazosport Mem. Hosp.),
             Ser.1999, 2.20%, VRDN due
             7/1/13                         VMIG1              2,000
       1,705 Douglas Co. (GA) Dev. Au. IDR
             (Whirlwind Steel Bldg., Inc.
             Proj.), Ser. 1997,2.30%, VRDN
             due 12/1/12                    VMIG1   A-1        1,705
       4,920 Jeffersonville City (IN)
             Econ. Dev. Rev. (Apollo
             America Corp. Proj.), Ser.
             1991,2.25%, VRDN due 10/1/11   VMIG1              4,920
       1,900 Lawrence Co. (SD) PCR
             (Homestake Mining Co. Proj.),
             Ser. 1997 B, 2.00%, VRDNdue
             7/1/32                          P-1               1,900
         400 Lawrence Co. (SD) Solid Waste
             Disp. Rev. (Homestake Mining
             Co. Proj.), Ser. 1997A,
             2.10%, VRDN due 7/1/32          P-1                 400
       4,000 Mississippi Bus. Fin. Corp.
             Solid Waste Disp. Rev.
             (Choctaw Generation Ltd.),
             Ser.1998, 2.05%, TECP due
             10/1/28                        VMIG1   A-1        4,000
     Citibank, N.A.
       1,100 Austin Co. (TX) Ind. Dev.
             Corp. IDR (Justin Ind., Inc.
             Proj.), Ser. 1984, 1.95%,
             VRDNdue 12/1/14                 P-1               1,100
     Commerzbank AG
       3,600 Clayton Co. (GA) Dev. Au.
             (Delta Airlines, Inc. Proj.),
             Ser. 2000, 2.10%, VRDN
             due5/1/35                      VMIG1   A-1+       3,600

       4,400 Clayton Co. (GA) Dev. Au.
             Spec. Fac. Rev. (Delta
             Airlines, Inc. Proj.), Ser.
             2000 C,2.05%, VRDN due 5/1/35  VMIG1   A-1+       4,400
       2,100 Kenton Co. (KY) Arpt. Board
             Spec. Fac. Rev. (Delta
             Airlines, Inc. Proj.),Ser.
             2000 B, 2.00%, VRDN due
             10/1/30                        VMIG1   A-1        2,100
         100 New York City (NY)
             Transitional Fin. Au. Rev.
             (Future Tax Rev.), Ser. 1998
             A-1,1.80%, VRDN due 11/15/28   VMIG1   A-1+         100
       2,000 South Carolina Pub. Svc. Au.
             Rev., 2.10%, TECP due 11/9/01   P-1    A-1+       2,000(Yen)
     Credit Commercial de France
       6,600 Port Arthur (TX) Navigation
             Dist. Ind. Rev. (American
             Petrofina Inc.), Ser.
             1985,2.00%, VRDN due 5/1/03     P-1               6,600
     Credit Suisse
         100 Montgomery Co. (TX) Ind. Dev.
             Corp. IDR (Dal-Tile Corp.
             Proj.), Ser. 1986 B,2.15%,
             VRDN due 12/1/03                       A-1+         100
       1,000 Texas Capital Hlth. Fac. Dev.
             Corp. (Island on Lake Travis
             Ltd. Proj.), Ser. 1986,2.00%,
             VRDN due 12/1/16                       A-1+       1,000

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Municipal Money Fund cont'd

    Principal Amount
                 Security/@/               Rating(S)/@@/         Value++
    (000's omitted)                        Moody's   S&P (000's omitted)
    Deutsche Bank AG
    $   300 Hapeville (GA) Dev. Au. IDR
            (Hapeville Hotel Ltd.
            Partnership Proj.), Ser.
            1985,1.95%, VRDN due 11/1/15     P-1            $    300
    First Union National Bank
        300 Jackson-Union Cos. (IL) Reg.
            Port Dist. Port Fac. Ref.
            Rev. (Enron Trans. Svc.,
            L.P.Proj.), Ser. 1994, 2.06%,
            VRDN due 4/1/24                 VMIG1   A-1          300
      1,000 Midlothian (TX) IDC Exempt
            Fac. Rev. (Texas Ind., Inc.
            Proj.), Ser. 1999, 2.10%,VRDN
            due 5/1/29                      VMIG1   A-1+       1,000
      6,000 Pinellas Co. (FL) Healthcare
            Fac. Au. Ref. Rev. (Bayfront
            Med. Ctr. Inc. Proj.),
            2.10%,TECP due 11/19/01         VMIG1   A-1+       6,000(mu)(mu)
      4,500 Pinellas Co. (FL) Healthcare
            Fac. Au. Ref. Rev. (Bayfront
            Med. Ctr. Inc. Proj.),
            2.10%,TECP due 12/3/01          VMIG1   A-1+       4,500
      1,000 Pinellas Co. (FL) Healthcare
            Fac. Au. Ref. Rev. (Bayfront
            Med. Ctr. Inc. Proj.),
            2.05%,TECP due 1/14/02          VMIG1   A-1+       1,000
      3,100 Washington Co. (PA) Au. Lease
            Rev. (Higher Ed. Pooled
            Equip. Leasing Prog.),
            Ser.1985 A, 2.05%, VRDN due
            11/1/05                         VMIG1              3,100
      1,385 Whitfield Co. (GA)
            Residential Care Fac. Rev.
            (Royal Oaks Sr. Living
            Comm.), Ser.1992, 2.15%, VRDN
            due 11/1/25                             A-1        1,385
    General Electric Capital Corp.
      1,000 Delaware Co. (PA) IDA Res.
            Rec. Fac. Ref. Rev. (Gen.
            Elec. Cap. Corp.), Ser. 1997
            G,1.90%, VRDN due 12/1/31        P-1    A-1+       1,000
      4,700 Maine St. Hsg. Au.
            Multi-Family Rev. (Park
            Village Apts. Proj.), Ser.
            1997, 2.05%,VRDN due 10/28/32   VMIG1              4,700
    Harris Trust and Savings Bank
        400 Illinois Dev. Fin. Au. IDR
            (Grayhill, Inc. Proj.), Ser.
            1995 C, 2.20%, VRDNdue 2/1/05           A-1+         400
        400 Illinois Dev. Fin. Au. IDR
            (Overton Gear & Tool Corp.
            Proj.), Ser. 1994, 2.20%,
            VRDNdue 10/1/08                         A-1+         400
        200 Illinois Dev. Fin. Au. Rev.
            (YMCA of Metro. Chicago
            Proj.), Ser. 2001, 2.00%,
            VRDNdue 6/1/29                          A-1+         200
    KBC Bank
      3,600 Emmaus (PA) Gen. Au. Local
            Gov't. Rev. (Bond Pool
            Prog.), Ser. 1989 B,
            2.00%,VRDN due 3/1/24                   A-1        3,600
            New York City (NY) G.O., Ser.
            1993 A-5, 1.95%, VRDN due
        175 8/1/16                          VMIG1                175
    Landesbank Hessen-Thueringen Girozentrale
      4,700 Northampton Co. (PA) Higher
            Ed. Au. Rev. (Lafayette
            College), Ser. 1998 A,
            2.05%,VRDN due 11/1/28                  A-1+       4,700
    Mellon Bank, N.A.
        300 New York St. Energy Research
            & Dev. Au. Ref. PCR (N.Y.
            Elec. & Gas Corp. Proj.),Ser.
            1994 B, 2.00%, VRDN due 2/1/29  VMIG1   A-1+         300
    Morgan Guaranty Trust Co.
      2,800 Austin (TX) Arpt. Sys. Rev.,
            Ser. 1995 A, 2.00%, VRDN due
            11/15/17                          P-1              2,800
      6,800 Indiana Dev. Fin. Au. Env.
            Ref. Rev. (PSI Energy, Inc.
            Proj.), Ser. 1998, 2.15%,
            VRDNdue 8/1/28                  VMIG1   A-1+       6,800
      1,000 Maricopa Co. (AZ) Poll. Ctrl.
            Corp. Ref. PCR (Arizona Pub.
            Svc. Co. Palo Verde
            Proj.),Ser. 1994 A, 1.95%,
            VRDN due 5/1/29                   P-1              1,000
      4,000 Texas Tech. Univ. Board of
            Regents, Ser. A-1, 2.05%,
            TECP due 11/27/01                 P-1   A-1+       4,000
    National Westminster Bank PLC
      2,800 Indiana Dev. Fin. Au. Solid
            Waste Disp. Rev. (Pure Air on
            the Lake, L.P. Proj.),
            Ser.1990, 2.40%, TECP due
            7/1/16                          VMIG1   A-1+       2,800

See Notes to Schedule of Investments

Schedule of Investments Municipal Money Fund cont'd

Principal Amount
                                          Security/@/                                           Rating(S)/@@/         Value++
(000's omitted)                                                                                 Moody's   S&P (000's omitted)

$   300 Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town Cogeneration
        Proj.), Ser. 1990 A, 2.05%, VRDN due 10/1/17                                             VMIG1   A-1+    $    300
    300 Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town Cogeneration
        Proj.), Ser. 1990 D, 2.05%, VRDN due 10/1/17                                             VMIG1   A-1+         300
Norddeutsche Landesbank
  3,000 Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Ref. Rev. (American Airlines, Inc. Proj.),
        Ser. 2001, 2.10%, VRDN due 11/1/25                                                       VMIG1              3,000
PNC Bank N.A.
  3,000 Pennsylvania St. Higher Ed. Fac. Au. Rev. (Assoc. Independent Colleges & Univ. of
        PA Fin. Prog.), Ser. 2000, 2.05%, VRDN due 5/1/20                                        VMIG1              3,000
  1,000 Rockport (IN) Rev. (AK Steel Corp. Proj.), Ser. 1997 A, 2.05%, VRDN due 12/1/27            P-1    A-1       1,000
Royal Bank of Canada
    300 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 A-1,
        2.05%, VRDN due 12/1/14                                                                  VMIG1                300
    400 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 A-2,
        2.05%, VRDN due 12/1/14                                                                  VMIG1                400
    300 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 A-4,
        2.05%, VRDN due 12/1/14                                                                  VMIG1                300
    600 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 B-1,
        2.05%, VRDN due 12/1/14                                                                  VMIG1                600
  1,845 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 B-2,
        2.05%, VRDN due 12/1/14                                                                  VMIG1              1,845
    300 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 B-3,
        2.05%, VRDN due 12/1/14                                                                  VMIG1                300
    600 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 B-4,
        2.05%, VRDN due 12/1/14                                                                  VMIG1                600
    400 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 B-5,
        2.05%, VRDN due 12/1/14                                                                  VMIG1                400
SLM Holding Corp.
    300 Nebhelp Inc. (NE) Std. Loan Prog. Rev., Ser. 1986 A, 2.05%, VRDN due 12/1/16                     A-1+         300
  2,200 Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev., Ser. 1991 A, 2.00%, VRDN
        due 6/1/21                                                                               VMIG1              2,200
  1,600 Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev., Ser. 1995 A, 2.00%, VRDN
        due 6/1/25                                                                               VMIG1              1,600
  2,000 Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev., Ser. 1998 A, 2.00%, VRDN
        due 10/1/02                                                                              VMIG1              2,000
Societe Generale
  1,900 Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev. (Compagnie Nationale Air France
        Proj.), Ser. 1990, 2.05%, VRDN due 5/1/18                                                        A-1+       1,900
    900 Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev. (Los Angeles Int'l. Arpt.),
        Ser. 1985, 2.05%, VRDN due 12/1/25                                                               A-1+         900
  2,400 Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion Rev. (Los Angeles Int'l.
        Arpt.), Ser. 1989, 2.10%, VRDN due 12/1/25                                                       A-1+       2,400
  3,500 Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.), Ser. 1994 B, 2.00%,
        VRDN due 4/1/28                                                                          VMIG1   A-1+       3,500
  2,900 Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.), Ser. 1995 A, 2.08%,
        VRDN due 4/1/29                                                                                  A-1+       2,900
State Street Bank and Trust Company
    700 Rhode Island Std. Loan Au. Prog. Rev., Ser. 1995-1, 2.05%, VRDN due 7/1/19                       A-1+         700
  2,000 Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3, 2.05%, VRDN due 6/1/26                       A-1+       2,000
  1,250 Texas St. Rev. (Water Dev. Board), Ser. 1992 A, 2.00%, VRDN due 3/1/15                   VMIG1              1,250

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Municipal Money Fund cont'd

      Principal Amount
                    Security/@/               Rating(S)/@@/         Value++
      (000's omitted)                         Moody's   S&P (000's omitted)
      SunTrust Bank
      $  1,600 Clark Co. (AR) Solid Waste
               Disp. Rev. (Reynolds Metals
               Co. Proj.), Ser. 1992,2.06%,
               VRDN due 8/1/22                  P-1    A-1+    $  1,600
           600 DeKalb (GA) Private Hosp. Au.
               Anticipation Cert. Rev.
               (Egleston Children's
               Hosp.),Ser. 1994 A, 1.95%,
               VRDN due 3/1/24                 VMIG1   A-1+         600
           700 Mayfield (KY) IDR (Seaboard
               Farms of Kentucky, Inc.
               Proj.), Ser. 1989, 2.20%,VRDN
               due 8/1/19                      VMIG1                700
         5,000 Sarasota (FL) Hosp. Rev.
               (Sarasota Memorial Hosp.),
               Ser. 1995 C, 2.10%, TECPdue
               10/1/20                         VMIG1   A-1+       5,000
      Toronto Dominion Bank
         1,250 Cleveland (OH) Arpt. Sys.
               Rev., Ser. D, 2.00%, VRDN due
               1/1/27                          VMIG1   A-1+       1,250
         2,500 Indiana Muni. Pwr. Agcy. Pwr.
               Supply Sys. Ref. Rev., Ser.
               1998 A, 1.95%, VRDNdue 1/1/18   VMIG1   A-1+       2,500
           100 New York St. Energy Research
               & Dev. Au. PCR (Niagara
               Mohawk Pwr. Co. Proj.),Ser.
               1986 A, 2.05%, VRDN due
               12/1/26                          P-1                 100
        10,140 Phenix City (AL) IDB Env.
               Imp. Rev. (Mead Coated Board
               Proj.), Ser. 1993 A,2.10%,
               VRDN due 6/1/28                         A-1+      10,140
         1,800 Utah St. G.O., Ser. 1999 A,
               1.90%, VRDN due 7/1/16          VMIG1   A-1+       1,800
           120 Wisconsin Hlth. Fac. Au. Rev.
               (Franciscan Hlth. Care,
               Inc.-Sys. Fin.), Ser. 1985
               A-2,1.98%, VRDN due 1/1/16      VMIG1   A-1+         120
      Union Bank of Switzerland
           700 Alaska Ind. Dev. & Export Au.
               Fac. Rev. (Fairbanks Gold
               Mining, Inc. Proj.),Ser.
               1997, 2.06%, VRDN due 5/1/09    VMIG1   A-1+         700
           400 Clark Co. (NV) Arpt. Sys.
               Sub. Lien Rev., Ser. 1995
               A-2, 1.98%, VRDN due 7/1/25     VMIG1   A-1+         400
         1,840 Delta Co. (MI) Econ. Dev.
               Corp. Env. Imp. Rev.
               (Mead-Escanaba Paper Co.
               Proj.),Ser. 1992, 2.10%, VRDN
               due 12/1/23                             A-1+       1,840
         1,950 Florence Co. (SC) Solid Waste
               Disp. & Wastewater Treatment
               Fac. Rev. (RocheCarolina Inc.
               Proj.), Ser. 1997, 2.15%,
               VRDN due 4/1/27                         A-1+       1,950
           900 Pennsylvania Energy Dev. Au.
               Rev. (B & W Ebensburg Proj.),
               Ser. 1986, 2.00%,VRDN due
               12/1/11                         VMIG1                900
         1,300 Sullivan Co. (TN) IDB Ref.
               PCR (Mead Corp. Proj.), Ser.
               1986, 1.99%, VRDN due10/1/16            A-1+       1,300
      Wachovia Bank & Trust Co.
           500 Fulco (GA) Hosp. Au.
               Anticipation Cert. Rev.
               (Shepherd Ctr., Inc. Proj.),
               Ser. 1997,1.95%, VRDN due
               9/1/17                                  A-1+         500
         1,800 Illinois Dev. Fin. Au. Ref.
               Rev. (Olin Corp. Proj.), Ser.
               1993 A, 2.00%, VRDN due6/1/04           A-1        1,800
           500 Morgan Co. (UT) Solid Waste
               Disp. Rev. (Holnam Inc.
               Proj.), Ser. 1996, 2.10%,VRDN
               due 8/1/31                      VMIG1   A-1+         500
           300 North Carolina Ed. Fac. Fin.
               Agcy. Updates Rev. (Bowman
               Gray Sch. of MedicineProj.),
               Ser. 1996, 1.93%, VRDN due
               9/1/26                          VMIG1                300
         2,500 South Carolina Jobs Econ.
               Dev. Au. Rev. (Florence RHF
               Hsg., Inc. Proj.), Ser.
               1987A, 2.10%, VRDN due 11/1/07   P-1               2,500
      Wells Fargo & Co.
           800 New Ulm (MN) Hosp. Ref. Rev.
               (Hlth. Central Sys. Proj.),
               Ser. 1985, 2.20%, VRDNdue
               8/1/14                                  A-1+         800
      Westdeutsche Landesbank Girozentrale
         1,825 Clark Co. (NV) Arpt. Sys.
               Sub. Lien Rev., Ser. 1995
               A-1, 1.90%, VRDN due 7/1/25     VMIG1   A-1+       1,825
         4,000 District of Columbia
               Multimodal Univ. Rev.
               (American Univ. Issue), Ser.
               1999,1.90%, VRDN due 1/1/28      P-1    A-1        4,000

See Notes to Schedule of Investments

Schedule of Investments Municipal Money Fund cont'd

     Principal Amount
                   Security/@/               Rating(S)/@@/         Value++
     (000's omitted)                         Moody's   S&P (000's omitted)

     $  2,000 Nueces Co. (TX) Port of
              Corpus Christi Au. Marine
              Term. Rev. (Reynolds
              MetalCo.), Ser. 1984, 2.20%,
              VRDN due 9/1/14                        A-1+     $  2,000
        2,000 Pasadena (TX) Independent
              Sch. Dist., Ser. 2000 A,
              2.10%, VRDN due 8/15/26         VMIG1              2,000

                                                              --------
                                                               250,672

                                                              --------
     Tax-Exempt Cash Equivalent Securities-Backed by Insurance (10.3%)
     American Municipal Bond Assurance Corp.
        1,500 Coastal Bend (TX) Hlth. Fac.
              Dev. Corp. Rev. (Incarnate
              Word Hlth. Sys.),Ser. 1998 B,
              2.05%, VRDN due 8/15/28         VMIG1  SP-1+       1,500
        1,500 Illinois Dev. Fin. Au. Rev.
              (Local Gov't. Fin. Prog.),
              Ser. 1999 A, 2.15%, VRDN
              due9/1/29                       VMIG1              1,500
        1,400 Illinois Hlth. Fac. Au. Rev.
              (Swedish Covenant Hosp.
              Proj.), Ser. 1995, 2.05%,VRDN
              due 8/1/25                      VMIG1   A-1        1,400
        2,600 Indiana Secondary Mkt. for
              Ed. Loans, Inc. Rev., Ser.
              1988 B, 2.05%, VRDN due12/1/13  VMIG1  A-1+        2,600
        1,500 La Crosse (WI) PCR (Dairyland
              Pwr. Cooperative), Ser. 1997
              B, 1.95%, VRDN due2/1/15        VMIG1  A-1+        1,500

        2,000 Pennsylvania St. Higher Ed.
              Assist. Agcy. Std. Loan Rev.,
              Ser. 1995 A, 2.05%,VRDN due
              12/1/25                         VMIG1  A-1+        2,000(mu)
          400 Sayre (PA) Hlth. Care Fac.
              Au. Hosp. Rev. (VHA of PA,
              Inc. Cap. Asset Fin.
              Prog.),Ser. 1985 A, 1.95%,
              VRDN due 12/1/20                       A-1+          400
        4,600 Univ. of Alabama at
              Birmingham Hosp. Rev., Ser.
              2000 C, 1.93%, VRDNdue 9/1/31   VMIG1  A-1+        4,600
        2,000 Utah St. Board of Regents
              Std. Loan Rev., Ser. 1995 L,
              2.05%, VRDNdue 11/1/25                 A-1+        2,000
     Financial Guaranty Insurance Co.
        3,300 Arizona Hlth. Fac. Au. Rev.
              (Pooled Loan Prog.), Ser.
              1985, 2.05%, VRDNdue 10/1/15    VMIG1   A-1        3,300
              Central Bucks (PA) Sch.
              Dist., Ser. 2000 A, 2.16%,
        1,430 VRDN due 2/1/20                 VMIG1              1,430
              Eastern Michigan Univ. (MI)
              Ref. Rev., Ser. 2001, 2.05%,
          700 VRDN due 6/1/27                        A-1+          700
              Northern Michigan Univ. (MI)
              Rev., Ser. 2001, 2.05%, VRDN
        2,000 due 6/1/31                      VMIG1  A-1+        2,000
     Financial Security Assurance Inc.
        5,700 California Hsg. Fin. Agcy.
              Home Mtge. Rev., Ser. 2000 M,
              1.74%, VRDNdue 8/1/19           VMIG1              5,700
     Municipal Bond Investors Assurance Corp.
              Charlotte (NC) Arpt. Ref.
              Rev., Ser. 1997 A, 2.00%,
        1,630 VRDN due 7/1/17                 VMIG1   A-1        1,630
              Clark Co. (NV) Arpt. Sub.
              Lien Rev., Ser. 1998 B,
          350 1.98%, VRDN due 7/1/28          VMIG1  A-1+          350
          900 Kentucky Higher Ed. Std. Loan
              Corp. Rev., Ser. 1996 A,
              2.00%, VRDNdue 6/1/26           VMIG1  A-1+          900
        2,400 Massachusetts Hlth. & Ed.
              Fac. Au. Rev. (Cap. Asset
              Prog.), Ser. 1985 B,
              2.05%,VRDN due 7/1/10           VMIG1              2,400
          400 Massachusetts Hlth. & Ed.
              Fac. Au. Rev. (Cap. Asset
              Prog.), Ser. 1985 D,
              1.95%,VRDN due 1/1/35           VMIG1                400
          100 New York City (NY) G.O., Ser.
              B-3, 1.95%, VRDN due 8/15/04    VMIG1  A-1+          100
          300 Polk Co. (IA) Hosp. Equip. &
              Imp. Rev., Ser. 1985, 2.10%,
              VRDN due 12/1/05                VMIG1   A-1          300
       10,000 South Texas Higher Ed. Au.
              Inc. Std. Loan Rev., Ser.
              1998, 2.00%, VRDNdue 12/1/03    VMIG1             10,000

                                                              --------
                                                                46,710

                                                              --------
              Total Investments (98.5%)                        448,594
              Cash, receivables and other
              assets, less liabilities
              (1.5%)                                             6,623

                                                              --------
              Total Net Assets (100.0%)                       $455,217

                                                              --------

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Schedule of Investments Municipal Securities Trust


Principal Amount
                                       Security/@/                                         Rating(S)           Value+
(000's omitted)                                                                           Moody's S&P (000's omitted)
Tax-Exempt Securities-Pre-Refunded Backed by U.S. Government Securities (3.4%)
$1,000 Clark Co. (NV) Sch. Dist. Imp. G.O., Ser. 1995 A, 5.60%, due 6/15/08 P/R
       6/15/05                                                                              Aaa   AAA   $    1,103

                                                                                                        ----------
Tax-Exempt Securities-Backed by Insurance (35.7%)
American Municipal Bond Assurance Corp.
 1,000 Atlanta (GA) Arpt. Fac. Ref. Rev., Ser. 1996, 6.50%, due 1/1/06                      Aaa   AAA        1,122
 1,000 Larimer Co. (CO) Sales & Use Tax Rev., 5.75%, due 12/15/15                           Aaa   AAA        1,112
 1,000 Puerto Rico Hwy. & Trans. Au. Trans. Rev., Ser. A, 5.50%, due 7/1/09                 Aaa   AAA        1,128
Financial Guaranty Insurance Co.
 1,000 Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995, 6.25%, due 10/1/06                   Aaa   AAA        1,138
   750 Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O., Ser. 1998 C,
       5.25%, due 5/1/13                                                                    Aaa   AAA          821
 1,000 Grapevine (TX) Combination Tax & Tax Increment Reinvestment Zone Rev., Ser. 2000,
       5.63%, due 8/15/15                                                                   Aaa   AAA        1,085
 1,000 Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev., Ser. 2000, 6.00%, due
       7/1/12                                                                               Aaa   AAA        1,168
 1,000 Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B, 5.13%, due 10/1/09                 Aaa   AAA        1,090
Financial Security Assurance Inc.
   800 Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch. Dist. Number 202 Sch. Bldg.
       G.O., Ser. 2001, 5.38%, due 1/1/13                                                         AAA          870
Municipal Bond Investors Assurance Corp.
 1,000 Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au. Natural Gas Supply Proj.),
       Ser. 1998, 5.00%, due 1/1/08                                                         Aaa   AAA        1,041
 1,000 Puerto Rico Elec. Pwr. Au. Ref. Rev., Ser. W, 6.50%, due 7/1/05                      Aaa   AAA        1,130

                                                                                                        ----------
                                                                                                            11,705

                                                                                                        ----------
Tax-Exempt Securities-Other (58.1%)
 1,000 Board of Regents of the Texas A&M Univ. Sys. Perm. Univ. Fund Rev., Ser. 1998,
       5.00%, due 7/1/08                                                                    Aaa   AAA        1,076
 1,000 Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1, 5.00%, due 6/15/08              Aaa   AAA        1,081
   400 Denver (CO) City & Co. Sch. Dist. No. 1 Ref. G.O., Ser. 1994 A, 6.50%, due 6/1/10    Aa3   AA-          476
   500 Florida St. Board of Ed. Cap. Outlay Ref. G.O., Ser. 1998 B, 5.25%, due 6/1/09       Aa2   AA+          548
 1,000 Georgia G.O., Ser. 1995 C, 7.25%, due 7/1/04                                         Aaa   AAA        1,118
 1,000 Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997, 5.50%, due 2/1/09          Aa1   AAA        1,105
 1,000 Lake Co. (IL) Sch. Dist. Number 109 Deerfield Ref. G.O., Ser. 1999 C, 5.00%,
       due 12/15/14                                                                         Aa2              1,065
 1,000 Mecklenburg Co. (NC) Pub. Imp. G.O., Ser. 1994, 5.50%, due 4/1/12                    Aaa   AAA        1,087
 1,000 Minnesota St. Var. Purp. G.O., 5.25%, due 8/1/13                                     Aaa   AAA        1,075
    85 Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev., Ser. 1993 C, 6.05%,
       due 9/1/07                                                                             A                 88
 1,000 Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR (St. Revolving Fund Prog.-
       Master Trust), Ser. 2001 B, 5.50%, due 1/1/11                                        Aaa   AAA        1,121
 1,000 Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2, 6.00%, due 5/15/06                         Aa2    AA        1,117
   500 New Jersey Bldg. Au. St. Bldg. Rev., Ser. 1994, 5.00%, due 6/15/11                   Aa2    AA          527
   575 New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 1999 A, 5.63%, due
       6/15/13                                                                              Aa2    AA          653

See Notes to Schedule of Investments

Schedule of Investments Municipal Securities Trust cont'd

Principal Amount
                                         Security/@/                                            Rating(S)            Value+
(000's omitted)                                                                                Moody's S&P  (000's omitted)

$1,000 New York City (NY) Muni. Assist. Corp. Rev., Ser. M, 5.50%, due 7/1/08                     Aa1   AA+     $ 1,105
 1,000 New York Triborough Bridge & Tunnel Au. Gen. Purp. Rev., Ser. 1994 A, 6.00%, due
       1/1/11                                                                                     Aa3    A+       1,156
 1,000 Northside (TX) Independent Sch. Dist. Unlimited Tax Sch. Bldg. G.O., Ser. 1999 A,
       6.38%, due 8/15/09                                                                         Aaa   AAA       1,168
   500 Oklahoma City (OK) Ref. G.O., Ser. 1993, 5.55%, due 8/1/11                                 Aa2    AA         566
   735 Ramsey Co. (MN) Cap. Imp. Plan G.O., Ser. 2000 A, 5.80%, due 2/1/16                        Aaa   AAA         794
 1,000 San Antonio (TX) Elec. & Gas Sys. Ref. Rev., Ser. 1998 A, 5.00%, due 2/1/05                Aa1    AA       1,061
 1,000 Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B, 5.13%, due 10/1/09                             Aa1    AA       1,084

                                                                                                                -------
                                                                                                                 19,071

                                                                                                                -------
Tax-Exempt Cash Equivalent Securities-Backed by Letters of Credit (4.9%)
Bayerische Vereinsbank AG
   300 Phenix City (AL) IDB Env. Imp. Rev. (Mead Coated Board Proj.), Ser. 1996, 2.10%,
       VRDN due 3/1/31                                                                          VMIG1               300
Royal Bank of Canada
   400 Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc. Proj.), Ser. 1984 B-2,
       2.05%, VRDN due 12/1/14                                                                  VMIG1               400
Toronto Dominion Bank
   400 Beltrami Co. (MN) Env. Ctrl. Ref. Rev. (Northwood Panelboard Co. Proj.), Ser. 1991,
       1.95%, VRDN due 12/1/21                                                                         A-1+         400
   500 Phenix City (AL) IDB Env. Imp. Rev. (Mead Coated Board Proj.), Ser. 1993 A, 2.10%,
       VRDN due 6/1/28                                                                                 A-1+         500

                                                                                                                -------
                                                                                                                  1,600

                                                                                                                -------
       Total Investments (102.1%) (Cost $31,807)                                                                 33,479/##/
       Liabilities, less cash, receivables and other assets [(2.1%)]                                               (678)

                                                                                                                -------
       Total Net Assets (100.0%)                                                                                $32,801

                                                                                                                -------

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Notes to Schedule of Investments

+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Neuberger Berman Income Funds (the "Trust") believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

++ Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.

#  At cost, which approximates market value.

## At October 31, 2001, selected Fund information on a U.S. Federal income tax basis was as follows:

   Neuberger Berman                       Cost Gross Unrealized Gross Unrealized Net Unrealized
                                                   Appreciation   (Depreciation)   Appreciation
                                                                                 (Depreciation)
    High Yield Bond Fund          $ 15,991,000    $  634,000      ($1,122,000)     $ (488,000)
    Limited Maturity Bond Fund     236,659,000     8,855,000       (1,054,000)      7,801,000
    Municipal Securities Trust      31,807,000     1,672,000               --       1,672,000

@ Municipal securities held by Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 86% and 43% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager.

(S)Credit ratings are unaudited.

o  Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.

^  Rated BBB- by Fitch Investors Services, Inc.

(S)(S)Not rated by a nationally recognized statistical rating organization.

Notes to Schedule of Investments cont'd


*         Non-income producing security - in default.

**        Security exempt from registration under the Securities Act of 1933.
          These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At October 31, 2001, these securities amounted to $3,277,000 or 20.2% of net assets for Neuberger Berman High Yield Bond Fund and $8,991,000 or 3.7% of net assets for Neuberger Berman Limited Maturity Bond Fund.

++        Security is guaranteed by the corporate obligor.

(Pounds) Security is subject to a fractional guarantee provided by Chase Manhattan Bank, N.A. and Bank of New York Co., Inc., each backing 50% of the total principal.

(Yen) Security is subject to a fractional guarantee provided by Commerzbank AG,Landesbank Hessen-Thueringen Girozentrale and Toronto Dominion Bank, each backing 33.3% of the total principal.

(mu) Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.

(mu)(mu) Security is subject to a guarantee provided by Credit Suisse First Boston, Inc., backing 100% of the total principal.


See Notes to Financial Statements

                      This page intentionally left blank

Statements of Assets and Liabilities


                                                         -------------------------------------------------------------
Neuberger Berman Income Funds                                  Cash Government Money High Yield Bond Limited Maturity
(000's omitted except per share amounts)                   Reserves             Fund            Fund        Bond Fund
Assets
   Investments in securities, at value* (Note A)--see
   Schedule of Investments                               $1,125,047     $592,989         $15,503         $244,460
    Cash                                                         --            1               4                5
----------------------------------------------------------------------------------------------------------------------
    Interest receivable                                       2,682        1,071             350            3,115
----------------------------------------------------------------------------------------------------------------------
    Receivable for securities sold                               --           --             492            1,520
----------------------------------------------------------------------------------------------------------------------
    Receivable for Fund shares sold                           3,876        1,448              30              478
----------------------------------------------------------------------------------------------------------------------
    Deferred organization costs (Note A)                         --           --              14               --
----------------------------------------------------------------------------------------------------------------------
    Receivable from administrator-net (Note B)                   --           --              --                3
----------------------------------------------------------------------------------------------------------------------
    Prepaid expenses and other assets                            29            8              --                6
----------------------------------------------------------------------------------------------------------------------
Total Assets                                              1,131,634      595,517          16,393          249,587
----------------------------------------------------------------------------------------------------------------------
Liabilities
    Dividends payable                                             8            6              20               47
----------------------------------------------------------------------------------------------------------------------
    Payable for securities purchased                         14,000       22,975              98            2,518
----------------------------------------------------------------------------------------------------------------------
    Payable for Fund shares redeemed                            966          308               1            3,906
----------------------------------------------------------------------------------------------------------------------
    Payable to investment manager (Note B)                      218          120               5               50
----------------------------------------------------------------------------------------------------------------------
    Payable to administrator-net (Note B)                       247          132               9               --
----------------------------------------------------------------------------------------------------------------------
    Accrued expenses and other payables                         200           84              51              124
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                            15,639       23,625             184            6,645
----------------------------------------------------------------------------------------------------------------------
Net Assets at value                                      $1,115,995     $571,892         $16,209         $242,942
----------------------------------------------------------------------------------------------------------------------
Net Assets consist of:
    Paid-in capital                                      $1,115,892     $571,888         $24,109         $261,206
----------------------------------------------------------------------------------------------------------------------
    Dividends in excess of net investment income                 --           --              --              (47)
----------------------------------------------------------------------------------------------------------------------
    Accumulated net realized gains (losses) on
     investments                                                103            4          (7,412)         (26,017)
----------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) in
     value of investments                                        --           --            (488)           7,800
----------------------------------------------------------------------------------------------------------------------
Net Assets at value                                      $1,115,995     $571,892         $16,209         $242,942
----------------------------------------------------------------------------------------------------------------------
Net Assets
    Investor Class                                       $1,115,995     $571,892         $16,209         $204,839
----------------------------------------------------------------------------------------------------------------------
    Trust Class                                                  --           --              --           38,103
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited
 shares authorized)
    Investor Class                                        1,115,892      571,888           2,364           20,953
----------------------------------------------------------------------------------------------------------------------
    Trust Class                                                  --           --              --            4,089
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per
 share
    Investor Class                                       $     1.00     $   1.00         $  6.86         $   9.78
----------------------------------------------------------------------------------------------------------------------
    Trust Class                                                  --           --              --             9.32
----------------------------------------------------------------------------------------------------------------------
*Cost of investments                                     $1,125,047     $592,989         $15,991         $236,659
----------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements

                                              NEUBERGER BERMAN OCTOBER 31, 2001



-------------------------------------
   Municipal    Municipal Securities
  Money Fund                   Trust
    $448,594          $33,479
     166                    7
-------------------------------------
    1,677                 464
-------------------------------------
      85                   --
-------------------------------------
    5,103                  --
-------------------------------------
      --                   --
-------------------------------------
      --                   --
-------------------------------------
       7                    1
-------------------------------------
    455,632            33,951
-------------------------------------
       2                   15
-------------------------------------
      --                  814
-------------------------------------
     153                  240
-------------------------------------
      89                    7
-------------------------------------
      93                   18
-------------------------------------
      78                   56
-------------------------------------
     415                1,150
-------------------------------------
    $455,217          $32,801
-------------------------------------
    $455,223          $31,222
-------------------------------------
       1                   --
-------------------------------------
     (7)                  (93)
-------------------------------------
      --                1,672
-------------------------------------
    $455,217          $32,801
-------------------------------------
    $455,217          $32,801
-------------------------------------
      --                   --
-------------------------------------
    455,297             2,822
-------------------------------------
      --                   --
-------------------------------------
    $1.00             $ 11.62
-------------------------------------
      --                   --
-------------------------------------
    $448,594          $31,807
-------------------------------------

Statements of Operations

                                                                              ---------------------------------------------------
Neuberger Berman Income Funds                                                     Cash Government  High Yield  Limited Maturity
(000's omitted)                                                               Reserves Money Fund   Bond Fund         Bond Fund

Investment Income
Interest income                                                               $78,036     $18,838     $ 1,569           $13,969
---------------------------------------------------------------------------------------------------------------------------------

Expenses:
Investment management fee (Note B)                                              3,393       1,010          61               518
---------------------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
     Investor Class                                                             4,089       1,093          42               474
---------------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                                   --          --          --               156
---------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
     Investor Class                                                               262          83          11               129
---------------------------------------------------------------------------------------------------------------------------------
     Trust Class                                                                   --          --          --                19
---------------------------------------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering expenses (Note A)       --          --          20                --
---------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                      38          36          27                48
---------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                           297         105          40               103
---------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                  20           6          --                 4
---------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                         23          41          21                30
---------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                       62          25          26                63
---------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                64          16           4                29
---------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                        61          33          30                33
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                      --          --           4                 9
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  8,309       2,448         286             1,615
---------------------------------------------------------------------------------------------------------------------------------

Expenses reimbursed by administrator and/or reduced by custodian
 fee expense offset arrangement (Note B)                                           (5)         (1)       (126)             (134)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              8,304       2,447         160             1,481
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                   69,732      16,391       1,409            12,488
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                            128           7      (2,022)             (401)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on financial futures contracts (Note A)                   --          --          --               (79)
---------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                                --          --       1,048            10,589
---------------------------------------------------------------------------------------------------------------------------------
     Foreign currency (Note A)                                                     --          --          --                (1)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    128           7        (974)           10,108
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $69,860     $16,398     $   435           $22,596
---------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements

                           NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2001


----------------------------------
Municipal Money        Municipal
           Fund Securities Trust

    $11,243               $1,397
--------------------------------

        869                   76
--------------------------------
        939                   82
--------------------------------
         --                   --
--------------------------------
         29                   23
--------------------------------
         --                   --
--------------------------------
         --                   --
--------------------------------
         42                   31
--------------------------------
        151                   29
--------------------------------
          5                    1
--------------------------------
         24                   17
--------------------------------
         28                   28
--------------------------------
          1                    7
--------------------------------
         35                   30
--------------------------------
         --                    5
--------------------------------
      2,123                  329
--------------------------------

       (10)                 (131)
--------------------------------
      2,113                  198
--------------------------------
      9,130                1,199
--------------------------------
         --                  215
--------------------------------
         --                   --
--------------------------------
         --                1,469
--------------------------------
         --                   --
--------------------------------
         --                1,684
--------------------------------
     $9,130               $2,883
--------------------------------

Statements of Changes in Net Assets


                                                                                    CASH RESERVES        GOVERNMENT MONEY FUND
                                                                              --------------------------------------------------

Neuberger Berman Income Funds                                                    Year Ended October 31,  Year Ended October 31,
(000's omitted)                                                                      2001         2000       2001         2000
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                  $    69,732  $    63,972  $  16,391  $    20,641
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               128            1          7           (3)
--------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                    --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    69,860       63,973     16,398       20,638
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                    (69,732)     (63,972)   (16,391)     (20,641)
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments:
Investor Class                                                                         --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Tax return of capital:
Investor Class                                                                         --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (69,732)     (63,972)   (16,391)     (20,641)
--------------------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions:
Proceeds from shares sold:
Investor Class                                                                  2,198,915    2,337,554    950,090      758,280
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                     69,432       63,474     16,264       20,462
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed:
Investor Class                                                                 (2,477,267)  (2,180,407)  (698,268)  (1,128,317)
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                             (208,920)     220,621    268,086     (349,575)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                            (208,792)     220,622    268,093     (349,578)
Net Assets:
Beginning of year                                                               1,324,787    1,104,165    303,799      653,377
--------------------------------------------------------------------------------------------------------------------------------
End of year                                                                   $ 1,115,995  $ 1,324,787  $ 571,892  $   303,799
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income (loss) at end of
 year                                                                         $        --  $        --  $      --  $        --
--------------------------------------------------------------------------------------------------------------------------------
Number of Fund Shares:
Sold:
Investor Class                                                                  2,198,915    2,337,554    950,090      758,280
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions:
Investor Class                                                                     69,432       63,474     16,264       20,462
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Redeemed:
Investor Class                                                                 (2,477,267)  (2,180,407)  (698,268)  (1,128,317)
--------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                            --           --         --           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                    (208,920)     220,621    268,086     (349,575)
--------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements

                                              NEUBERGER BERMAN OCTOBER 31, 2001



 HIGH YIELD BOND FUND  LIMITED MATURITY BOND FUND  MUNICIPAL MONEY FUND  MUNICIPAL SECURITIES TRUST
----------------------------------------------------------------------------------------------------

Year Ended October 31,     Year Ended October 31, Year Ended October 31,     Year Ended October 31,
      2001        2000         2001          2000        2001       2000         2001          2000
 $1,409      $1,523     $12,488       $14,933        $9,130      $9,121   $1,199        $1,317
---------------------------------------------------------------------------------------------------
(2,022)     (4,142)       (480)       (9,235)            --         (7)      215         (183)
---------------------------------------------------------------------------------------------------
  1,048         908      10,588         3,925            --          --    1,469           781
---------------------------------------------------------------------------------------------------
    435     (1,711)      22,596         9,623         9,130       9,114    2,883         1,915
---------------------------------------------------------------------------------------------------
(1,409)     (1,523)    (10,636)      (12,030)       (9,130)     (9,121)  (1,199)       (1,317)
---------------------------------------------------------------------------------------------------
     --          --     (1,852)       (2,174)            --          --       --            --
---------------------------------------------------------------------------------------------------
     --          --          --            --            --         (1)       --            --
---------------------------------------------------------------------------------------------------
     --          --          --         (614)            --          --       --            --
---------------------------------------------------------------------------------------------------
     --          --          --         (115)            --          --       --            --
---------------------------------------------------------------------------------------------------
(1,409)     (1,523)    (12,488)      (14,933)       (9,130)     (9,122)  (1,199)       (1,317)
---------------------------------------------------------------------------------------------------
 14,007       4,794     104,009       133,095       527,014     359,433    8,156         8,505
---------------------------------------------------------------------------------------------------
     --          --      19,272        10,839            --          --       --            --
---------------------------------------------------------------------------------------------------
    830         872       9,447        11,064         9,073       9,033      998           968
---------------------------------------------------------------------------------------------------
     --          --       1,851         2,279            --          --       --            --
---------------------------------------------------------------------------------------------------
(9,762)    (14,130)    (85,155)     (198,790)     (336,370)   (406,732)  (6,722)      (16,343)
---------------------------------------------------------------------------------------------------
     --          --    (11,395)      (26,962)            --          --       --            --
---------------------------------------------------------------------------------------------------
  5,075     (8,464)      38,029      (68,475)       199,717    (38,266)    2,432       (6,870)
---------------------------------------------------------------------------------------------------
  4,101    (11,698)      48,137      (73,785)       199,717    (38,274)    4,116       (6,272)
 12,108      23,806     194,805       268,590       255,500     293,774   28,685        34,957
---------------------------------------------------------------------------------------------------
$16,209     $12,108    $242,942      $194,805      $455,217    $255,500  $32,801       $28,685
---------------------------------------------------------------------------------------------------
    $--         $--       $(47)         $(89)            $1         $--      $--           $--
---------------------------------------------------------------------------------------------------
  1,929         617      10,812        14,245       527,014     359,433      716           793
---------------------------------------------------------------------------------------------------
     --          --       2,109         1,214            --          --       --            --
---------------------------------------------------------------------------------------------------
    118         114         986         1,184         9,073       9,033       88            90
---------------------------------------------------------------------------------------------------
     --          --         202           256            --          --       --            --
---------------------------------------------------------------------------------------------------
(1,365)     (1,793)     (8,876)      (21,270)     (336,370)   (406,732)    (591)       (1,518)
---------------------------------------------------------------------------------------------------
     --          --     (1,252)       (3,024)            --          --       --            --
---------------------------------------------------------------------------------------------------
    682     (1,062)       3,981       (7,395)       199,717    (38,266)      213         (635)
---------------------------------------------------------------------------------------------------

Notes to Financial Statements Income Funds


     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Yield Bond Fund ("High Yield"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Secu-rities Act of 1933, as amended. All of the Funds offer Investor Class shares and one offers Trust Class shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     Through the close of business on February 9, 2001, each Fund was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund invested its assets in a corresponding Portfolio of Income Managers Trust sponsored by Neuberger Berman Management Inc. ("Management"), having the same investment objective and policies as the respective Fund. In addition, for Limited Maturity, another regulated investment company sponsored by Management simultaneously invested in its Portfolio.

     After the close of business on February 9, 2001, in a tax-free reorganization, each Fund redeemed its interest, in-kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class shares. Limited Maturity also created Trust Class shares, which were exchanged for assets of a separate series of Neuberger Berman Income Trust, also on a tax-free basis. These transactions resulted in the conversion of the "master-feeder" structure to a multiple class structure.

     The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds. For Limited Maturity, the reorganization is accounted for by combining the net assets and results of operations of the other former feeder contributing to the master portfolio as a new class, which along with the Investor Class, constitutes the Fund. As a result of the reorganization, certain items in the Statements of Changes in Net Assets for the year ended October 31, 2000 have been reclassified to conform to the current year presentation.

     The investment objectives, policies and limitations of each Fund immediately after the reorganization were identical to those of its corresponding Portfolio under the prior master-feeder structure (except where shareholders approved a change), and the underlying shareholders' interest in each corresponding Portfolio has not changed as a result of this reorganization.

     It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and

                                              NEUBERGER BERMAN OCTOBER 31, 2001

     dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: High Yield and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($42,133, $1,206,076, $4,142,445, and $2,021,774 expiring in 2006, 2007, 2008, and 2009, respectively, for High Yield; $5,054,999, $4,360,420, $1,678,745, $565,890, $3,809,527,
     $4,505,370, $8,603,103, and $459,628 expiring in 2002, 2003, 2004, 2005,
     2006, 2007, 2008, and 2009, respectively, for Limited Maturity; $6,744 expiring in 2008 for Municipal Money; and $92,412 expiring in 2008 for Municipal Securities Trust, determined as of October 31, 2001), it is the policy of each Fund not to distribute such gains. Of the total capital loss carryforwards shown for Limited Maturity, $3,020,240 was acquired in the reorganization (See Note A-1) and may be limited in any given year.

Notes to Financial Statements Income Funds cont'd


     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

7 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 Financial futures contracts: High Yield, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended October 31, 2001, Limited Maturity had entered into various financial futures contracts. At October 31, 2001, there were no open positions.

9 Forward foreign currency contracts: High Yield and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss

                                              NEUBERGER BERMAN OCTOBER 31, 2001

     arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom Government Money makes security loans. Government Money will not lend securities on terms which would prevent it from qualifying as a regulated investment company. Government Money entered into a Securities Lending Agreement ("Agreement") with Deutsche Bank AG ("Deutsche") on April 3, 2001. Deutsche, on behalf of Government Money, invests the cash collateral, which is equal to at least 100% of the market value of the loaned securities, in various securities, pursuant to guidelines approved by the Trust's investment manager.

     During the year ended October 31, 2001, Government Money earned income of $6,563 under the Agreement. At October 31, 2001, there were no securities on loan.

11 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Fund to obtain those securities in the event of a default under the repurchase agreement. A Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Fund under each such repurchase agreement.

12 Organization expenses: Organization expenses incurred by High Yield prior to June 30, 1998 are being amortized on a straight-line basis over a five-year period. At October 31, 2001, the unamortized balance of such expenses amounted to $13,874.

13 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Funds do not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

14 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

Notes to Financial Statements Income Funds cont'd


     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Yield) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Yield pays Management a fee for investment management services at the annual rate of 0.38% of the first $500 million of the Fund's average daily net assets, 0.355% of the next $500 million, 0.33% of the next $500 million, 0.305% of the next $500 million, 0.28% of the next $500 million, and 0.26% of average daily net assets in excess of $2.5 billion.

     Prior to June 7, 2001, High Yield paid Management a fee for investment management services at the annual rate of 0.38% of the first $500 million of the Fund's average daily net assets, 0.355% of the next $500 million, 0.33% of the next $500 million, 0.305% of the next $500 million, and 0.28% of average daily net assets in excess of $2 billion.

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets.

     Management has voluntarily undertaken to reimburse the Investor Classes of Cash Reserves, High Yield, Limited Maturity, and Municipal Securities Trust and the Trust Class of Limited Maturity for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 0.65%, 1.00%, 0.70%, 0.65% and 0.80%, respectively, per annum of their average daily net assets. Each undertaking is subject to termination by Management upon at least 60 days' prior written notice to the appropriate class. For the year ended October 31, 2001, such excess expenses amounted to $124,630, $65,690, $128,305, and $65,975 for the Investor Classes of High Yield, Limited Maturity, Municipal Securities Trust and the Trust Class of Limited Maturity, respectively. For the year ended October 31, 2001, there was no reimbursement to the Investor Class of Cash Reserves by Management.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

                                              NEUBERGER BERMAN OCTOBER 31, 2001


     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $5,130, $608, $908, $2,255, $9,754, and $2,530 for Cash Reserves,
     Government Money, High Yield, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

     Note C--Securities Transactions:

     During the year ended October 31, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) as follows:

                              Purchases        Sales
High Yield                 $ 17,366,000 $ 13,000,000
Limited Maturity            331,538,000  294,273,000
Municipal Securities Trust    9,401,000    7,545,000

     All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

     During the year ended October 31, 2001, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At October 31, 2001, there were no open contracts.

     Note D--Line of Credit:

     At October 31, 2001, High Yield and Limited Maturity were two of the holders of a single committed, unsecured $200,000,000 line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. High Yield and Limited Maturity had no loans outstanding pursuant to this line of credit at October 31, 2001. During the year ended October 31, 2001, High Yield and Limited Maturity did not utilize this line of credit.

Financial Highlights  Cash Reserves


The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class+                                                          Year Ended October 31,
                                                            -------------------------------------------------
                                                                2001      2000      1999      1998     1997

Net Asset Value, Beginning of Year                          $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $1.0000
                                                            --------  --------  --------  --------  -------
Income From Investment Operations
Net Investment Income (Loss)                                   .0440     .0562     .0453     .0499    .0499
Net Gains or Losses on Securities                              .0001        --        --        --       --
                                                            --------  --------  --------  --------  -------
Total From Investment Operations                               .0441     .0562     .0453     .0499    .0499
                                                            --------  --------  --------  --------  -------

Less Distributions
From Net Investment Income                                    (.0440)   (.0562)   (.0453)   (.0499)  (.0499)
                                                            --------  --------  --------  --------  -------
Net Asset Value, End of Year                                $ 1.0001  $ 1.0000  $ 1.0000  $ 1.0000  $1.0000
                                                            --------  --------  --------  --------  -------
Total Return+/+/                                               +4.49%    +5.76%    +4.63%    +5.10%   +5.11%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                       $1,116.0  $1,324.8  $1,104.2  $1,024.6  $ 664.1
Ratio of Gross Expenses to Average Net Assets/#/                .55 %     .60 %     .61 %     .64 %    .63 %
Ratio of Net Expenses to Average Net Assets                      .55%      .60%      .61%      .63%     .63%
Ratio of Net Investment Income (Loss) to Average Net Assets     4.59%     5.61%     4.55%     5.00%    4.98%


See Notes to Financial Highlights

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Financial Highlights  Government Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.


Investor Class+                                                        Year Ended October 31,
                                                            ---------------------------------------------
                                                               2001     2000     1999     1998     1997
Net Asset Value, Beginning of Year                          $1.0000  $1.0000  $1.0001  $1.0000  $1.0000
                                                            -------  -------  -------  -------  -------
Income From Investment Operations
Net Investment Income (Loss)                                  .0423    .0509    .0406    .0459    .0468
Net Gains or Losses on Securities                                --       --       --    .0001       --
                                                            -------  -------  -------  -------  -------
Total From Investment Operations                              .0423    .0509    .0406    .0460    .0468
                                                            -------  -------  -------  -------  -------

Less Distributions
From Net Investment Income                                   (.0423)  (.0509)  (.0406)  (.0459)  (.0468)
From Net Capital Gains                                           --       --   (.0001)      --       --
                                                            -------  -------  -------  -------  -------
Total Distributions                                          (.0423)  (.0509)  (.0407)  (.0459)  (.0468)
                                                            -------  -------  -------  -------  -------
Net Asset Value, End of Year                                $1.0000  $1.0000  $1.0000  $1.0001  $1.0000
                                                            -------  -------  -------  -------  -------
Total Return+/+/                                              +4.31%   +5.22%   +4.14%   +4.69%   +4.78%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                       $ 571.9  $ 303.8  $ 653.4  $ 367.6  $ 308.2
Ratio of Gross Expenses to Average Net Assets/#/               .59 %    .67 %    .60 %    .64 %    .64 %
Ratio of Net Expenses to Average Net Assets                     .59%     .67%     .60%     .63%     .63%
Ratio of Net Investment Income (Loss) to Average Net Assets    3.92%    4.99%    4.08%    4.61%    4.65%


See Notes to Financial Highlights

Financial Highlights High Yield Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.


Investor Class/+/                                                                             Period from
                                                                                          March 3, 1998//\/
                                                                 Year Ended October 31,    to October 31,
                                                                 ------------------------  -------------------
                                                                   2001    2000    1999               1998
Net Asset Value, Beginning of Period                             $ 7.20  $ 8.68  $ 9.34             $10.00
                                                                 ------  ------  ------             ------
Income From Investment Operations
Net Investment Income (Loss)                                        .63     .75     .85                .51
Net Gains or Losses on Securities (both realized and unrealized)   (.34)  (1.48)   (.66)              (.66)
                                                                 ------  ------  ------             ------
Total From Investment Operations                                    .29    (.73)    .19               (.15)
                                                                 ------  ------  ------             ------

Less Distributions
From Net Investment Income                                         (.63)   (.75)   (.85)              (.51)
                                                                 ------  ------  ------             ------
Net Asset Value, End of Period                                   $ 6.86  $ 7.20  $ 8.68             $ 9.34
                                                                 ------  ------  ------             ------
Total Return+/+/                                                  +4.11%  -8.60%  +1.86%             -1.69%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 16.2  $ 12.1  $ 23.8             $ 22.6
Ratio of Gross Expenses to Average Net Assets/#/                   1.01%   1.01%  1.01 %              1.00%*
Ratio of Net Expenses to Average Net Assets++                     1.00 %   1.00%   1.01%              1.00%*
Ratio of Net Investment Income (Loss) to Average Net Assets        8.85%   9.66%   9.20%              8.03%*
Portfolio Turnover Rate                                              90%     74%     66%                16%


See Notes to Financial Highlights

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Financial Highlights Limited Maturity Bond Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class+//                                                         Year Ended October 31,
                                                                 -----------------------------------------
                                                                    2001    2000    1999    1998    1997

Net Asset Value, Beginning of Year                               $  9.31  $ 9.51  $ 9.91  $10.03  $ 9.99
                                                                 -------  ------  ------  ------  ------
Income From Investment Operations
Net Investment Income (Loss)                                         .58     .61     .59     .60     .63
Net Gains or Losses on Securities (both realized and unrealized)     .47    (.20)   (.40)   (.12)    .04
                                                                 -------  ------  ------  ------  ------
Total From Investment Operations                                    1.05     .41     .19     .48     .67
                                                                 -------  ------  ------  ------  ------

Less Distributions
From Net Investment Income                                          (.58)   (.58)   (.59)   (.60)   (.63)
Tax Return of Capital                                                 --    (.03)     --      --      --
                                                                 -------  ------  ------  ------  ------
Total Distributions                                                 (.58)   (.61)   (.59)   (.60)   (.63)
                                                                 -------  ------  ------  ------  ------
Net Asset Value, End of Year                                     $  9.78  $ 9.31  $ 9.51  $ 9.91  $10.03
                                                                 -------  ------  ------  ------  ------
Total Return+/+/                                                  +11.62%  +4.47%  +1.98%  +4.92%  +6.97%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 204.8  $167.9  $227.0  $295.2  $255.4
Ratio of Gross Expenses to Average Net Assets/#/                     .70%    .70%    .70%    .71%    .70%
Ratio of Net Expenses to Average Net Assets++//                     .70 %   .70 %   .70 %   .70 %   .70 %
Ratio of Net Investment Income (Loss) to Average Net Assets         6.05%   6.43%   5.98%   6.03%   6.34%
Portfolio Turnover Rate                                              147%    105%    102%     44%     89%

Trust Class+                                                              Year Ended October 31,
                                                                 -----------------------------------------
                                                                    2001    2000    1999    1998    1997

Net Asset Value, Beginning of Year                               $  8.88  $ 9.06  $ 9.45  $ 9.57  $ 9.53
                                                                 -------  ------  ------  ------  ------
Income From Investment Operations
Net Investment Income (Loss)                                         .55     .57     .56     .57     .60
Net Gains or Losses on Securities (both realized and unrealized)     .44    (.18)   (.39)   (.12)    .04
                                                                 -------  ------  ------  ------  ------
Total From Investment Operations                                     .99     .39     .17     .45     .64
                                                                 -------  ------  ------  ------  ------

Less Distributions
From Net Investment Income                                          (.55)   (.54)   (.55)   (.57)   (.60)
In Excess of Net Investment Income                                    --      --    (.01)     --      --
Tax Return of Capital                                                 --    (.03)     --      --      --
                                                                 -------  ------  ------  ------  ------
Total Distributions                                                 (.55)   (.57)   (.56)   (.57)   (.60)
                                                                 -------  ------  ------  ------  ------
Net Asset Value, End of Year                                     $  9.32  $ 8.88  $ 9.06  $ 9.45  $ 9.57
                                                                 -------  ------  ------  ------  ------
Total Return+/+/                                                  +11.41%  +4.50%  +1.86%  +4.79%  +6.88%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  38.1  $ 26.9  $ 41.5  $ 60.4  $ 37.4
Ratio of Gross Expenses to Average Net Assets/#/                     .80%    .80%    .81%    .80%    .80%
Ratio of Net Expenses to Average Net Assets++                       .80 %   .80 %   .80 %   .80 %   .80 %
Ratio of Net Investment Income (Loss) to Average Net Assets         5.95%   6.34%   5.87%   5.94%   6.25%
Portfolio Turnover Rate                                              147%    105%    102%     44%     89%


See Notes to Financial Highlights

Financial Highlights Municipal Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class+                                                        Year Ended October 31,
                                                            ----------------------------------------------
                                                               2001      2000     1999     1998     1997

Net Asset Value, Beginning of Year                          $ .9997   $ .9998  $ .9997  $ .9994  $ .9993
                                                            -------   -------  -------  -------  -------
Income From Investment Operations
Net Investment Income (Loss)                                  .0269     .0336    .0256    .0288    .0296
Net Gains or Losses on Securities                             .0001##      --    .0001    .0003    .0001
                                                            -------   -------  -------  -------  -------
Total From Investment Operations                              .0270     .0336    .0257    .0291    .0297
                                                            -------   -------  -------  -------  -------

Less Distributions
From Net Investment Income                                   (.0269)   (.0336)  (.0256)  (.0288)  (.0296)
From Net Capital Gains                                           --    (.0001)      --       --       --
                                                            -------   -------  -------  -------  -------
Total Distributions                                          (.0269)   (.0337)  (.0256)  (.0288)  (.0296)
                                                            -------   -------  -------  -------  -------
Net Asset Value, End of Year                                $ .9998   $ .9997  $ .9998  $ .9997  $ .9994
                                                            -------   -------  -------  -------  -------
Total Return+/+/                                              +2.72%    +3.41%   +2.59%   +2.92%   +3.00%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                       $ 455.2   $ 255.5  $ 293.8  $ 221.5  $ 156.3
Ratio of Gross Expenses to Average Net Assets/#/                .61%      .68%     .68%     .72%     .73%
Ratio of Net Expenses to Average Net Assets                    .60 %     .67 %    .67 %    .71 %    .72 %
Ratio of Net Investment Income (Loss) to Average Net Assets    2.60%     3.33%    2.58%    2.88%    2.95%


See Notes to Financial Highlights

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Financial Highlights Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class+//                                                        Year Ended October 31,
                                                                 ----------------------------------------
                                                                   2001    2000    1999    1998    1997

Net Asset Value, Beginning of Year                               $11.00  $10.78  $11.34  $11.02  $10.78
                                                                 ------  ------  ------  ------  ------
Income From Investment Operations
Net Investment Income (Loss)                                        .45     .46     .45     .46     .47
Net Gains or Losses on Securities (both realized and unrealized)    .62     .22    (.56)    .32     .24
                                                                 ------  ------  ------  ------  ------
Total From Investment Operations                                   1.07     .68    (.11)    .78     .71
                                                                 ------  ------  ------  ------  ------

Less Distributions
From Net Investment Income                                         (.45)   (.46)   (.45)   (.46)   (.47)
                                                                 ------  ------  ------  ------  ------
Net Asset Value, End of Year                                     $11.62  $11.00  $10.78  $11.34  $11.02
                                                                 ------  ------  ------  ------  ------
Total Return+/+/                                                  +9.89%  +6.46%  -1.03%  +7.22%  +6.71%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 32.8  $ 28.7  $ 35.0  $ 40.1  $ 31.6
Ratio of Gross Expenses to Average Net Assets/#/                    .66%    .66%    .66%    .66%    .66%
Ratio of Net Expenses to Average Net Assets++                      .65 %   .65 %   .65 %   .65 %   .65 %
Ratio of Net Investment Income (Loss)
to Average Net Assets                                              3.96%   4.22%   4.03%   4.13%   4.30%
Portfolio Turnover Rate                                              26%     37%     17%     24%     22%


See Notes to Financial Highlights

Notes to Financial Highlights Income Funds


+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Cash Reserves, Government Money and Municipal Money), total return would have been lower if Management had not reimbursed certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

++ After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                Year Ended October 31,
                                          2001  2000  1999  1998       1997
High Yield Bond Fund Investor Class       1.78% 2.04% 1.43% 1.65%/(1)/   --
Limited Maturity Bond Fund Investor Class  .74%  .76%  .72%  .75%       .71%
Limited Maturity Bond Fund Trust Class    1.01% 1.26% 1.12% 1.22%      1.24%
Municipal Securities Trust Investor Class 1.07% 1.22% 1.07% 1.11%      1.05%

   (1)Period from March 3, 1998 to October 31, 1998.

^  The date investment operations commenced.

*  Annualized.

** Not annualized.

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Report of Ernst & Young LLP, Independent Auditors


To the Board of Trustees Neuberger Berman Income Funds and Shareholders of Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Yield Bond Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman High Yield Bond Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust, six of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 2001, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds at October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
December 5, 2001

                                          /s/ Ernst & Young signature

Report of Votes of Shareholders

A special meeting of shareholders of Neuberger Berman Income Funds ("Trust") was held on October 31, 2000. Shareholders voted on the following matters: (1) To elect Trustees to serve on the Board of Trustees until their successors are duly elected and qualified; (2) To approve a change in the fundamental investment limitation regarding the portfolio diversification of each series;
(3) To ratify the selection of independent auditors for each series; (4) To approve a change in the fundamental restriction concerning industry concentration for Cash Reserves; (5) To modify the fundamental policy to permit investments in all securities issued or guaranteed by the U.S. Government for Government Money; (6) To modify the fundamental lending policy to permit repurchase for Government Money; (7) To modify the fundamental borrowing policy to permit reverse repurchase agreements for Government Money; and (8) To modify the fundamental lending policy to permit securities lending for Government Money.

Proposal 1 - To Elect Trustees to Serve on the Board of Trustees

Following are the Trustees elected at the meeting, some of whom are continuing their terms of office as Trustees, and the votes received by each, with the shareholders of the Trust voting as a whole. All fractional numbers are rounded to the nearest whole number.

                          Votes   Votes     Votes
Trustees*                   For Against  Withheld Abstentions
John Cannon         922,389,967    0    7,996,934         N/A
Faith Colish        921,565,502    0    8,821,399         N/A
Walter G. Ehlers    922,979,844    0    7,407,058         N/A
C. Anne Harvey      922,324,131    0    8,062,771         N/A
Barry Hirsch        922,217,347    0    8,169,555         N/A
Michael M. Kassen   922,257,591    0    8,129,310         N/A
Robert A. Kavesh    921,300,511    0    9,086,390         N/A
Howard A. Mileaf    922,913,115    0    7,473,786         N/A
Edward I. O'Brien   921,969,467    0    8,417,434         N/A
John P. Rosenthal   922,817,520    0    7,569,381         N/A
William E. Rulon    922,832,618    0    7,554,283         N/A
Cornelius T. Ryan   922,975,249    0    7,411,653         N/A
Tom Decker Seip     922,944,222    0    7,442,679         N/A
Gustave Shubert     921,515,781    0    8,871,120         N/A
Candace L. Straight 922,647,603    0    7,739,298         N/A
Peter E. Sundman    922,827,418    0    7,559,483         N/A
Peter P. Trapp      923,203,056    0    7,183,846         N/A

The following table shows the shareholder votes of each series of the Trust with respect to proposals 2 and 3 listed above. All fractional numbers are rounded to the nearest whole number.

Proposal 2 - To Approve a Change in the Fundamental Investment Limitation Regarding Portfolio Diversification

                            Votes     Votes    Votes       Abstentions/
Fund                          For   Against Withheld Broker Non-Votes**
Cash Reserves         607,500,743 5,299,661   N/A        8,440,385
Government Money      184,742,640 1,875,473   N/A        3,101,979
High Yield Bond           940,299    10,351   N/A          489,045
Limited Maturity Bond  10,969,731   351,259   N/A        1,038,671
Municipal Money       103,142,011    85,956   N/A          920,749
Municipal Securities    1,220,682    68,907   N/A          188,358

                                              NEUBERGER BERMAN OCTOBER 31, 2001


Proposal 3 - To Ratify the Selection of the Independent Auditors

                                   Votes     Votes    Votes
       Fund                          For   Against Withheld Abstentions**
       Cash Reserves         615,272,560 1,307,261      N/A   4,660,968
       Government Money      182,407,497 1,051,915      N/A   6,260,680
       High Yield Bond         1,399,144     7,341      N/A      33,212
       Limited Maturity Bond  11,886,418   157,208      N/A     316,035
       Municipal Money       103,478,813   428,043      N/A     241,860
       Municipal Securities    1,385,999    21,117      N/A      70,831

Proposal 4 - To Approve a Change in the Fundamental Restriction Concerning Industry Concentration for Cash Reserves

                    Votes     Votes    Votes       Abstentions/
Fund                  For   Against Withheld Broker Non-Votes**
Cash Reserves 608,336,204 7,508,191      N/A     5,396,395

Proposal 5 - To Modify the Fundamental Policy to Permit Investments in All Securities Issued or Guaranteed by the U.S. Government for Government Money

                       Votes     Votes    Votes       Abstentions/
Fund                     For   Against Withheld Broker Non-Votes**
Government Money 183,648,331 4,221,940      N/A     1,849,820

Proposal 6 - To Modify the Fundamental Lending Policy to Permit Repurchase for Government Money

                              Votes     Votes    Votes       Abstentions/
       Fund                     For   Against Withheld Broker Non-Votes**
       Government Money 182,165,952 5,663,033      N/A     1,891,107

Proposal 7 - To Modify the Fundamental Borrowing Policy to Permit Reverse Repurchase Agreements for Government Money

                              Votes     Votes    Votes       Abstentions/
       Fund                     For   Against Withheld Broker Non-Votes**
       Government Money 181,677,536 6,098,745      N/A     1,943,811

Proposal 8 - To Modify the Fundamental Lending Policy to Permit Securities Lending for Government Money

                              Votes     Votes    Votes       Abstentions/
       Fund                     For   Against Withheld Broker Non-Votes**
       Government Money 181,436,854 6,401,964      N/A     1,881,274

 * Mr. John T. Patterson, Jr. also was listed as a nominee in the proxy statement. He is deceased as of September 26, 2000.

** Broker Non-Votes - i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter - were not counted for purposes of determining a quorum and had no effect on the outcome of any proxy proposal. Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals. With respect to proposals 1 and 3, there were no "broker non-votes," as brokers or nominees holding shares had authority to vote on those proposals as routine matters.

Directory


Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116


Officers and Trustees


John Cannon
Trustee

Faith Colish
Trustee

Walter G. Ehlers
Trustee

C. Anne Harvey
Trustee

Barry Hirsch
Trustee

Robert A. Kavesh
Trustee

Howard A. Mileaf
Trustee

Edward I. O'Brien
Trustee

John P. Rosenthal
Trustee

William E. Rulon
Trustee

Cornelius T. Ryan
Trustee

Tom D. Seip
Trustee

Gustave H. Shubert
Trustee
Candace L. Straight
Trustee

Peter P. Trapp
Trustee

Peter E. Sundman
Chairman of the Board, Chief Executive Officer and Trustee

Michael M. Kassen
President and Trustee

Robert Conti
Vice President

Brian P. Gaffney
Vice President

Frederic B. Soule
Vice President

Richard Russell
Treasurer

Claudia A. Brandon
Secretary

Barbara DiGiorgio
Assistant Treasurer

Celeste Wischerth
Assistant Treasurer

Stacy Cooper-Shugrue
Assistant Secretary

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Notice to Shareholders (Unaudited)

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2001. This information should not be used to complete your tax returns.

Neuberger Berman                California,  Maine  All other
                           Connecticut, and            states
                                   New York
---------------------------------------------------------------
Government Money Fund                 100.0% 100.0%     100.0%
Cash Reserves                           0.0    0.0        0.8
Limited Maturity Bond Fund              0.0    1.4        1.4
High Yield Bond Fund                    0.0    0.0        0.1

In January 2002 you will receive information to be used in filing your 2001 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar 2001. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

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                                      62

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                                      63

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                                      64

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.



[LOGO] Neuberger Berman


 Neuberger Berman Management Inc.
 605 Third Avenue 2nd Floor
 New York, NY 10158-0180
 Shareholder Services
 800.877.9700
 Institutional Services
 800.366.6264
 www.nb.com

 [LOGO] recycle
   B0778 12/01

[LOGO]
Neuberger Berman


       Annual Report
       October 31, 2001



       Neuberger Berman
       Income Funds


       Trust Class Shares





                                     Institutional Cash Fund

Contents

The Fund

Chairman's Letter                2

Portfolio Commentary             4

Schedule of Investments          6

Financial Statements            10

Financial Highlights
 Per Share Data                 17

Report of Independent Auditors  19

Directory/Officers and Trustees 20

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2001 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]



Dear Fellow Shareholder,

The past twelve months have reinforced a concept that Neuberger Berman always emphasized: the powerful potential of fixed-income investments for almost any portfolio.

As the investment tide shifted and aversion to risk increased, investors embraced fixed income across the yield curve. Fund flows and the sharp stimulus by the Federal Reserve Board boosted our Limited Maturity Bond Fund's annual returns into the double-digit percentage range. The major buying opportunities in fixed income that we first noted more than a year ago paid off handsomely in all sectors of the U.S. investment-grade bond market.

Performance was bolstered by the faltering equity markets, which spurred many investors to seek the relative safety of bond funds, creating demand that boosted the value of our bond holdings. Further, the Fed's dramatic interest rate cuts brought short-term interest rates to their lowest level in almost 40 years. When interest rates drop, of course, bond prices rise, which further increased the value of our bond portfolios.

The Fed's program of rate cuts to spur the slowing national economy seemed to be nearing its end when the horrific events of September 11 struck the U.S. As the economy shuddered, the Fed responded with three more rate cuts of 50 basis points each. During our fiscal year, nine Fed rate cuts took overnight interest rates from 6.5% in November 2000 to 2.5% on October 2 -- and to 2% on November 6, shortly after our period closed. Overall, bonds were major beneficiaries.

The short end of the yield curve inverted after the fiscal year began. By the end of October 2001, however, market rates at the short end of the yield curve had dropped to little more than 2%, considerably lower than the 4.23% yield at the 10-year end of the spectrum. Investors in 30-year bonds got little added benefit -- a mere 64 basis points more -- for taking substantial additional risk.

Falling rates and attractive yield spreads gave corporate bonds very strong performance, particularly among higher-quality issues. Neuberger Berman has always taken pains to scour all issuers' credit worthiness, a process that proved particularly rewarding during this period of economic weakness.

We also found good performance in the U.S. agency markets, to which we increased our allocations. Given the heavy monetary impetus to mortgage refinancing, we reduced our positions in the mortgage-backed securities sector during the period, while maintaining some holdings in segments of the MBS market that we think offer the most attractive risk/reward tradeoff.

The supply of Treasury bonds continued to decline, fueled by the Federal debt reduction program. Except for Treasury Inflation Protected

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Securities, of which we were buyers, we used Treasury bonds as a source of funds in all fixed-income portfolios all year. We believed that the Treasury buyback program had pushed Treasury prices to unsustainable levels, given our expectation even before September 11 that the budget surplus was likely to shrink. This strategy proved doubly sound when the Treasury Department made a surprise announcement that it would discontinue sales of its benchmark 30-year bonds. Coming on the last day of our fiscal year, the announcement had virtually no effect on our portfolios during the period. However, we expect that over time, the demise of the 30-year Treasury bond is likely to play to Neuberger Berman's strengths in cash management and the intermediate-maturity range of the yield curve. Long-term interest rates, which moved comparatively little all year, fell sharply after the announcement, making two- to five-year securities relatively more attractive.

In the high-yield market, spreads ended the period near their highest point since early 1991, after the weakness induced by the September 11 attacks. As telecommunications securities fell sharply, we benefited from the divestiture we had initiated in March and completed by early summer. Our conservative outlook had also prompted an accurate forecast of a less-than-healthy economy and a correspondingly greater allocation to higher-quality credits. We invested in the bonds of good performers like energy firms, homebuilders and health care companies, while avoiding riskier issues from telecommunications and consumer products firms.

We have always counseled investors to allocate a portion of their assets to fixed income for stability, safety, income and protection of principal. The past fiscal year in particular was an extraordinarily rewarding period for fixed-income investors. Looking ahead to a market environment with short-term rates in the 2% to 3% range, fixed-income management will be more challenging. In this new environment, we believe that an experienced fixed-income team can best take advantage of the opportunities that remain on the table, seeking both returns and safety.

Sincerely,

/s/ Peter Sundman

                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN INCOME FUNDS

                                              NEUBERGER BERMAN OCTOBER 31, 2001


Institutional Cash Fund Portfolio Commentary

The 12-month period ended October 31, 2001, was an unusually eventful time in the money markets. The economy weakened considerably during the period, resulting in seven Federal Reserve Board cuts in short-term rates before terrorist attacks on the World Trade Center and Pentagon prompted three additional cuts totaling 150 basis points. In all, the Fed lowered overnight rates from their 6.5% rate on January 2 to 2% on November 6--a few days after our reporting period closed.

Despite these dramatic declines in short rates, your portfolio returned 4.76% during the fiscal year, 13 basis points ahead of the Money Fund Report Taxable First Tier Institutional Average./4 / The Fund closed the period with a 2.46% 7-day current yield and 2.49% 7-day effective yield--considerably above the 2.07% yield of 90-day commercial paper on October 31, 2001.

There were many shifts within the cash marketplace during the period. The supply of short-term government debt increased dramatically as the Treasury in July began issuing four-week bills. The government used them to replace both one-year Treasury bills, which it stopped issuing in February, and cash management bills, previously used to cover seasonal tax collection and other revenue shortfalls.

The Fund extended the portfolio's weighted average maturity during the period from 55.4 to 64.1 days in order to lock in higher rates. This was a dramatic shift that prevented the yield on the Fund from sinking to market rates. We also shifted from a portfolio bulleted around the average maturity in the first half, to a portfolio barbelled to obtain a higher average maturity. We expect the Fund to continue to derive the benefits from this conservative strategy into the year 2002.

We significantly reduced corporate commercial paper from 86.1% of the portfolio to 57.1% by October 31, 2001, meanwhile raising U.S. government agency holdings from zero to 20.9% to take advantage of extremely attractive yields.

The issuance of high-quality commercial paper declined during the year because of numerous downgrades. However, we maintained pristine credit quality even as the commercial paper market experienced five Moody's downgrades for every upgrade. In sum, the yield on your Fund remained above the market average, while its average quality of securities remained superior.

We believe our conservative management will continue to provide income and protect your principal in the coming year.

Sincerely,

/s/ Ted Giuliano

/s/ Josephine Mahaney

                      TED GIULIANO AND JOSEPHINE MAHANEY
                             PORTFOLIO CO-MANAGERS

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Share values of the Institutional Cash Fund will also fluctuate, and your shares, when redeemed, may be worth more or less than you paid for them. Past performance is no guarantee of future results.

Endnotes


              1. Neuberger Berman Management Inc. ("Management") voluntarily bears certain operating expenses in excess of 0.41% of the average daily net assets per annum of the Fund. This arrangement can be terminated upon 60 days' prior written notice to the fund.

              2. "Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

              3. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in the Fund will fluctuate.

              4. The Money Fund Report Taxable First Tier Institutional Average measures the performance of money market mutual funds which invest in anything allowable, except Second Tier Commercial Paper. Investors cannot invest directly in the Average.

Schedule of Investments Institutional Cash Fund

Principal Amount                                                                     Rating(S)//         Value++
(000's omitted)                                                                     Moody's  S&P (000's omitted)
U.S. Treasury Securities-Backed By The Full Faith and Credit of the U.S. Government (1.7%)
 $ 35,000        U.S. Treasury Notes, 5.63%, due 11/30/02                             TSY   TSY     $  36,282

                                                                                                    ---------
U.S. Government Agency Securities (20.9%)
   28,500        Fannie Mae, Disc. Notes, 2.60%, due 11/15/01                         AGY   AGY        28,471
   30,000        Fannie Mae, Disc. Notes, 2.23%, due 1/10/02                          AGY   AGY        29,870
   40,000        Fannie Mae, Disc. Notes, 2.25%, due 1/17/02                          AGY   AGY        39,808
   30,000        Fannie Mae, Disc. Notes, 3.20%, due 1/31/02                          AGY   AGY        29,757
   50,000        Fannie Mae, Disc. Notes, 3.29%, due 2/28/02                          AGY   AGY        49,456
   20,000        Fannie Mae, Notes, 4.03%, due 6/28/02                                AGY   AGY        20,000
    3,400        Federal Home Loan Bank, Bonds, 4.11%, due 6/6/02                     AGY   AGY         3,400
   25,000        Federal Home Loan Bank, Bonds, 3.60%, due 9/5/02                     AGY   AGY        25,000
    8,000        Federal Home Loan Bank, Bonds, 2.57%, due 11/1/02                    AGY   AGY         8,000
   12,800        Federal Home Loan Bank, Bonds, 2.50%, due 11/13/02                   AGY   AGY        12,800
   46,650        Federal Home Loan Bank, Disc. Notes, 2.60%, due 11/20/01             AGY   AGY        46,586
    3,979        Federal Home Loan Bank, Disc. Notes, 2.12%, due 10/24/02             AGY   AGY         3,895
   15,000        Federal Home Loan Bank, Notes, 6.88%, due 7/18/02                    AGY   AGY        15,314
   74,450        Freddie Mac, Disc. Notes, 2.75%, due 11/2/01                         AGY   AGY        74,444
   30,000        Freddie Mac, Disc. Notes, 3.81%, due 5/23/02                         AGY   AGY        29,356
   25,000        Freddie Mac, Disc. Notes, 2.12%, due 10/23/02                        AGY   AGY        24,476
    4,000        Freddie Mac, Notes, 6.25%, due 10/15/02                              AGY   AGY         4,150

                                                                                                    ---------
                 Total U.S. Government Agency Securities                                              444,783

                                                                                                    ---------
Commercial Paper (57.1%)
   25,000        Abbott Laboratories, 2.43%, due 11/7/01                              P-1   A-1+       24,990
   25,000        Anheuser-Busch Cos., Inc., 2.42%, due 11/1/01                        P-1   A-1        25,000
   20,000        Asset Securitization Cooperative Corp., 2.43%, due 11/13/01          P-1   A-1+       19,984
   14,965        BellSouth Telecommunications, Inc., 2.45%, due 11/2/01               P-1   A--1       14,964
   25,000        BNP Paribas SA, 2.47%, due 11/7/01                                   P-1   A-1+       24,990
   20,000        Bristol Myers Squibb Co., 2.33%, due 11/13/01                        P-1   A-1+       19,984
   45,000        Ciesco L.P., 2.38%, due 11/20/01                                     P-1   A-1+       44,944
   50,000        Coca-Cola Co., 2.44% & 2.50%, due 11/5/01 & 11/8/01                  P-1   A-1        49,981
   25,000        Deutsche Bank Financial, Inc., 3.60%, due 1/11/02                    P-1   A-1+       24,823
   10,000        Dow Jones & Co., Inc., 3.38%, due 3/11/02                            P-1   A-1+        9,878
   25,000        Enterprise Funding Corp., 2.40%, due 11/20/01                        P-1   A-1+       24,968
   13,000        Equilon Enterprises LLC, 2.44%, due 11/13/01                         P-1   A-1+       12,989
   52,000        Gannett Co., Inc., 2.48% & 2.49%, due 11/8/01                        P-1   A-1        51,975
   52,100        Gaz de France, 2.45%, due 11/5/01                                    P-1   A-1+       52,086
   50,000        General Electric Capital Corp., 2.48%, due 11/7/01                   P-1   A-1+       49,979
   25,500        Glaxo Wellcome PLC, 2.15%, due 1/25/02                               P-1   A-1+       25,371
   20,000        Goldman Sachs Group, L.P., 2.38%, due 11/13/01                       P-1   A-1+       19,984
   34,600        Illinois Tool Works, Inc., 2.45% & 2.51%, due 11/13/01 & 11/15/01    P-1   A-1+       34,571
   40,000        J.P. Morgan Chase & Co., 2.45%, due 12/5/01                          P-1   A-1+       39,907
   40,000        Lloyd's Bank PLC, 3.57%, due 1/14/02                                 P-1   A-1+       39,706
   33,275        Merck & Co., Inc., 2.43% & 2.48%, due 11/8/01 & 11/9/01              P-1   A-1+       33,257
   25,000        Minnesota Mining & Manufacturing Co., 2.25%, due 1/2/02              P-1   A-1+       24,903
   10,000        Paccar Financial Corp., 2.27%, due 1/17/02                           P-1   A-1+        9,951
   30,000        Panasonic Finance (America), 2.40% & 2.43%, due 11/5/01 & 11/8/01    P-1   A-1+       29,990
   35,000        Park Avenue Recreation Corp., 2.48% & 2.55%, due 11/6/01 & 11/7/01   P-1   A-1        34,986
   40,000        Pfizer, Inc., 2.29%, due 12/19/01                                    P-1   A-1+       39,878

Schedule of Investments Institutional Cash Fund cont'd

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Principal Amount                                                                          Rating(S)//         Value++
(000's omitted)                                                                          Moody's  S&P (000's omitted)
$ 48,890         Preferred Receivables Funding Corp., 2.39%--2.50%, due 11/1/01--
                 11/21/01                                                                  P-1   A-1    $   48,838
  32,509         Quincy Capital Corp., 2.40% & 2.41%, due 11/14/01                         P-1   A-1+       32,481
  32,713         Receivables Capital Corp., 2.38% & 2.53%, due 11/7/01 & 11/19/01          P-1   A-1+       32,693
  50,000         Salomon Smith Barney Holdings, Inc., 2.48% & 2.49%, due 11/6/01           P-1   A-1        49,983
  30,000         SBC Communications, Inc., 2.47%, due 11/9/01                              P-1   A-1+       29,984
  50,000         Societe Generale N.A., Inc., 2.51%, due 11/2/01                           P-1   A-1+       49,997
  30,000         SunTrust Banks, Inc., 2.63%, due 11/1/01                                  P-1   A-1+       30,000
  65,000         Toyota Motor Credit Corp., 2.34% & 2.43%, due 11/5/01 & 11/9/01           P-1   A-1+       64,972
  65,000         UBS Finance (Delaware), Inc., 2.65% & 3.63%, due 11/1/01 & 1/10/02        P-1   A-1+       64,824
  15,000         Wal-Mart Stores, Inc., 2.32%, due 11/13/01                                P-1   A-1+       14,988
  10,415         Wisconsin Gas Co., 2.48%, due 11/1/01                                     P-1   A-1+       10,415

                                                                                                        ----------
                 Total Commercial Paper                                                                  1,213,214

                                                                                                        ----------
Taxable Revenue Bonds (1.9%)
     870         California Housing Finance Agency Home Mortgage Rev. Bonds, Ser.
                 1998 Q, 2.50%, VRDN due 8/1/29                                           VMIG1  A-1+          870
  11,100         Florida Housing Finance Corp., Rev. Bonds, Ser. 1999 A, 2.50%, VRDN due
                 1/1/34                                                                   VMIG1  A-1+       11,100
   5,800         Florida Housing Finance Corp., Rev. Bonds, Ser. 2000 A, 2.50%, VRDN due
                 1/1/45                                                                   VMIG1  A-1+        5,800
   1,200         Los Angeles (CA) Multi-Family Housing Rev. Bonds (Fountain Park Proj.),
                 Ser. 1999 Q, 2.55%, VRDN due 4/15/33                                     VMIG1  A-1+        1,200
  10,000         New York City (NY) G.O., Ser. A-9, 2.60%, VRDN due 11/1/23               VMIG1  A-1+       10,000
  10,000         Portland (ME), Taxable Pension Bonds, Ser. 2001 B, 2.50%, VRDN due
                 6/1/26                                                                   VMIG1  A-1+       10,000
   2,000         Riverside Co. (CA) Cert. Of Participation, Ser. 1997, 2.55%, VRDN due
                 11/1/27                                                                  VMIG1  A-1+        2,000

                                                                                                        ----------
                 Total Taxable Revenue Bonds                                                                40,970

                                                                                                        ----------
Asset-Backed Securities (0.6%)
   4,080         BMW Vehicle Owner Trust, Ser. 2001-A, Class A1, 3.99%, due 5/25/02        P-1   A-1+        4,080
     824         Honda Auto Receivables Owner Trust, Ser. 2001-1, 5.27%, due 3/18/02       P-1   A-1+          824
   4,435         Nissan Auto Receivables Owner Trust, Ser. 2001-B, 4.74%, due 5/15/02      P-1   A-1+        4,435
   2,267         USAA Auto Owner Trust, Ser. 2000-1, 4.05%, due 5/15/02                    P-1   A-1+        2,267

                                                                                                        ----------
                 Total Asset-Backed Securities                                                              11,606

                                                                                                        ----------
Certificates of Deposit (6.4%)
  15,000         Bank of Montreal, Yankee CD, 3.76%, due 6/27/02                           P-1   A-1+       15,000
  40,000         Canadian Imperial Bank of Commerce, Yankee CD, 2.49%, due 12/26/01        P-1   A-1+       40,000
  33,000         Credit Agricole Indosuez N.Y., Yankee CD, 3.65%, due 8/19/02              P-1   A-1+       33,002
  23,000         Rabobank Nederland, Yankee CD, 3.72%, due 8/6/02                          P-1   A-1+       23,021
  25,000         Westdeutsche Landesbank Girozentrale, Yankee CD, 3.81%, due 6/21/02       P-1   A-1+       25,000

                                                                                                        ----------
                 Total Certificates of Deposit                                                             136,023

                                                                                                        ----------
Corporate Debt Securities (1.6%)
   3,640         Associates Corp., N.A., Senior Notes, 6.50%, due 7/15/02                  P-1   A-1+        3,703
  11,000         Bank One Corp., Notes, 6.40%, due 8/1/02                                  P-1   A-1        11,219
  20,000         Merrill Lynch & Co., Inc., Medium-Term Notes, 4.35%, due 6/3/02           P-1   A-1+       20,000

                                                                                                        ----------
                 Total Corporate Debt Securities                                                            34,922

                                                                                                        ----------


See Notes to Schedule of Investments

Schedule of Investments Institutional Cash Fund cont'd

Principal Amount                                                                              Rating(S)         Value++
(000's omitted)                                                                            Moody's  S&P (000's omitted)
Time Deposits (2.5%)
$  22,000        Danske Bank, 2.63%, due 11/1/01                                             P-1   A-1+   $   22,000
   30,000        National City Bank, 2.56%, due 11/1/01                                      P-1   A-1+       30,000

                                                                                                          ----------
                 Total Time Deposits                                                                          52,000

                                                                                                          ----------
Funding Agreements (2.8%)
   35,000        Hartford Life Insurance Co., Variable Rate Funding Agreement, 2.68%,
                 expiring 8/1/02                                                             P-1   A-1        35,000
   25,000        Travelers Insurance Co., Variable Rate Funding Agreement, 2.55%, expiring
                 2/12/02                                                                     P-1   A-1+       25,000

                                                                                                          ----------
                 Total Funding Agreements                                                                     60,000

                                                                                                          ----------
Repurchase Agreements (4.7%)
  100,039        State Street Bank and Trust Co. Repurchase Agreement, 2.50%, due
                 11/1/01, dated 10/31/01, Maturity Value $100,045,947, Collateralized by $ 49,410,000 Federal Home Loan Bank, 5.00%, 2/28/03 (Collateral
                 Value $ 51,502,168) and $ 51,955,000 U.S. Treasury Bills, due 4/18/02
                 (Collateral Value $ 51,500,394)                                                             100,039

                                                                                                          ----------
                 Total Investments (100.2%)                                                                2,129,839
                 Liabilities, less cash, receivables and other assets [(0.2%)]                                (4,701)

                                                                                                          ----------
                 Total Net Assets (100.0%)                                                                $2,125,138

                                                                                                          ----------

Notes to Schedule of Investments

                                              NEUBERGER BERMAN OCTOBER 31, 2001

++ Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.

(S)Credit ratings are unaudited.

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Statement of Assets and Liabilities

                                                                                  --------------
Neuberger Berman Income Funds                                                     Institutional
(000's omitted except per share amounts)                                                   Cash
                                                                                           Fund
Assets
    Investments in securities, at value* (Note A)--see Schedule of Investments     $2,129,839
    Cash                                                                                    1
------------------------------------------------------------------------------
    Interest receivable                                                                 3,610
------------------------------------------------------------------------------
    Receivable for Fund shares sold                                                    45,572
------------------------------------------------------------------------------
    Prepaid expenses                                                                       29
------------------------------------------------------------------------------
Total Assets                                                                        2,179,051
------------------------------------------------------------------------------
Liabilities
    Payable for securities purchased                                                   30,800
------------------------------------------------------------------------------
    Payable for Fund shares redeemed                                                   22,599
------------------------------------------------------------------------------
    Payable to investment manager (Note B)                                                166
------------------------------------------------------------------------------
    Payable to administrator (Note B)                                                     249
------------------------------------------------------------------------------
    Accrued expenses                                                                       99
------------------------------------------------------------------------------
Total Liabilities                                                                      53,913
------------------------------------------------------------------------------
Net Assets at value                                                                $2,125,138
------------------------------------------------------------------------------
Net Assets consist of:
    Paid-in capital                                                                $2,125,093
------------------------------------------------------------------------------
    Accumulated net realized gains (losses) on investments                                 45
------------------------------------------------------------------------------
Net Assets at value                                                                $2,125,138
------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                   2,125,093
------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                           $     1.00
------------------------------------------------------------------------------
*Cost of investments                                                               $2,129,839
------------------------------------------------------------------------------


See Notes to Financial Statements

                           NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2001

Statement of Operations

                                                                      ---------------
Neuberger Berman Income Funds                                         Institutional
(000's omitted)                                                                Cash
                                                                               Fund
Investment Income
Interest income                                                             $78,636
---------------------------------------------------------------------
Expenses:
Investment management fee (Note B)                                            1,636
---------------------------------------------------------------------
Administration fee (Note B)                                                   2,453
---------------------------------------------------------------------
Shareholder servicing agent fees                                                  3
---------------------------------------------------------------------
Auditing fees                                                                    18
---------------------------------------------------------------------
Custodian fees (Note B)                                                         315
---------------------------------------------------------------------
Insurance expense                                                                 8
---------------------------------------------------------------------
Legal fees                                                                       48
---------------------------------------------------------------------
Registration and filing fees                                                    199
---------------------------------------------------------------------
Trustees' fees and expenses                                                      61
---------------------------------------------------------------------
Miscellaneous                                                                    51
---------------------------------------------------------------------
Total expenses                                                                4,792

Expenses reduced by custodian fee expense offset arrangement (Note B)            (2)
---------------------------------------------------------------------
Total net expenses                                                            4,790
---------------------------------------------------------------------
Net investment income (loss)                                                 73,846
---------------------------------------------------------------------

Realized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                           51
---------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $73,897
---------------------------------------------------------------------


See Notes to Financial Statements

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Statement of Changes in Net Assets

                                                                     INSTITUTIONAL CASH FUND
                                                                ----------------------------------
Neuberger Berman Income Funds                                     Year Ended         Period from
(000's omitted)                                                  October 31,         May 8, 2000
                                                                        2001       (Commencement
                                                                               of Operations) to
                                                                                October 31, 2000
Increase (Decrease) in Net Assets:
>From Operations:
Net investment income (loss)                                    $     73,846  $           12,046
---------------------------------------------------------------
Net realized gain (loss) on investments                                   51                  (6)
---------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       73,897              12,040
---------------------------------------------------------------
Distributions to Shareholders From:
Net investment income                                                (73,846)            (12,046)
---------------------------------------------------------------
>From Fund Share Transactions:
Proceeds from shares sold                                          9,218,606             871,181
---------------------------------------------------------------
Proceeds from reinvestment of dividends                               73,698              12,035
---------------------------------------------------------------
Payments for shares redeemed                                      (7,802,611)           (247,816)
---------------------------------------------------------------
Net increase (decrease) from Fund share transactions               1,489,693             635,400
---------------------------------------------------------------
Net Increase (Decrease) in Net Assets                              1,489,744             635,394
Net Assets:
Beginning of period                                                  635,394                  --
---------------------------------------------------------------
End of period                                                   $  2,125,138  $          635,394
---------------------------------------------------------------
Number of Fund Shares:
Sold                                                               9,218,606             871,181
Issued on reinvestment of dividends                                   73,698              12,035
Redeemed                                                          (7,802,611)           (247,816)
---------------------------------------------------------------
Net increase (decrease) in shares outstanding                      1,489,693             635,400
---------------------------------------------------------------


See Notes to Financial Statements

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Notes to Financial Statements Income Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Institutional Cash Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund had no operations until May 8, 2000, other than matters relating to its organization and registration as a series of the Trust. The Fund offers Trust Class shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

     Through the close of business on February 9, 2001, the Fund was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, the Fund invested its assets in Neuberger Berman Institutional Money Market Portfolio of Income Managers Trust (the "Portfolio") sponsored by Neuberger Berman Management Inc. ("Management"), having the same investment objective and policies as the Fund.

     After the close of business on February 9, 2001, in a tax-free reorganization, the Fund created a Trust class of shares, which were exchanged for assets of the Neuberger Berman Institutional Cash Trust series of Neuberger Berman Income Trust. This transaction resulted in the conversion of the "master-feeder" structure to a multiple class structure.

     The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Fund. As a result of the reorganization, certain items in the Statement of Changes in Net Assets for the period ended October 31, 2000 have been reclassified to conform to the current year presentation.

     The investment objective, policies and limitations of the Fund are identical to those of the Portfolio under the prior master-feeder structure, and the underlying shareholders' interest in the Portfolio has not changed as a result of this reorganization.

     It is the policy of the Fund to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Fund will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

Notes to Financial Statements Income Funds cont'd


3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

4 Federal income taxes: The Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

5 Dividends and distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

6 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. The Fund's expenses (other than those specific to a class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

7 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

                                              NEUBERGER BERMAN OCTOBER 31, 2001


8 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

9 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.10% of the Fund's average daily net assets.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Trust Class of the Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets.

     Management has voluntarily undertaken to reimburse the Trust Class of the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.41% per annum of its average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Trust Class of the Fund. For the year ended October 31, 2001, no reimbursement was required.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Trust Class of the Fund.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $2,136.

     Note C--Securities Transactions:

     All securities transactions for the Fund were short-term.

Notes to Financial Statements Income Funds cont'd


     Note D--Line of Credit:

     At October 31, 2001, the Fund was one of the holders of a single committed, unsecured $200,000,000 line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at October 31, 2001. During the year ended October 31, 2001, the Fund did not utilize this line of credit.

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Financial Highlights Institutional Cash Fund+

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                              Period from
                                                             Year Ended      May 8, 2000^
                                                            October 31,    to October 31,
                                                            -------------  ------------------

                                                                   2001              2000
Net Asset Value, Beginning of Period                           $ 1.0000           $1.0000
                                                               --------           -------
Income From Investment Operations
Net Investment Income (Loss)                                      .0466             .0307
                                                               --------           -------
Less Distributions
>From Net Investment Income                                       (.0466)           (.0307)
                                                               --------           -------
Net Asset Value, End of Period                                 $ 1.0000           $1.0000
                                                               --------           -------
Total Return+/+/                                                  +4.76%            +3.11%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                        $2,125.1           $ 635.4
Ratio of Gross Expenses to Average Net Assets/#/                    .29%              .36%*
Ratio of Net Expenses to Average Net Assets                         .29%              .35%*
Ratio of Net Investment Income (Loss) to Average Net Assets        4.52%             6.45%*


See Notes to Financial Highlights

Notes to Financial Highlights

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^  The date investment operations commenced.

*  Annualized.

** Not annualized.

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees Neuberger Berman Income Funds and Shareholders of Neuberger Berman Institutional Cash Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Institutional Cash Fund, one of the series constituting the Neuberger Berman Income Funds (the "Trust") as of October, 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from May 8, 2000 (commencement of operations) to October 31, 2000, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Institutional Cash Fund series of Neuberger Berman Income Funds at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from May 8, 2000 (commencement of operations) to October 31, 2000, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
December 5, 2001

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Officers and Trustees

John Cannon
Trustee

Faith Colish
Trustee

Walter G. Ehlers
Trustee

C. Anne Harvey
Trustee

Barry Hirsch
Trustee

Robert A. Kavesh
Trustee

Howard A. Mileaf
Trustee

Edward I. O'Brien
Trustee

John P. Rosenthal
Trustee

William E. Rulon
Trustee

Cornelius T. Ryan
Trustee

Tom D. Seip
Trustee

Gustave H. Shubert
Trustee


Address correspondence to:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116


Candace L. Straight
Trustee

Peter P. Trapp
Trustee

Peter E. Sundman
Chairman of the Board, Chief Executive Officer and Trustee

Michael M. Kassen
President and Trustee

Robert Conti
Vice President

Brian P. Gaffney
Vice President

Frederic B. Soule
Vice President

Richard Russell
Treasurer

Claudia A. Brandon
Secretary

Barbara DiGiorgio
Assistant Treasurer

Celeste Wischerth
Assistant Treasurer

Stacy Cooper-Shugrue
Assistant Secretary

                                              NEUBERGER BERMAN OCTOBER 31, 2001

Notice to Shareholders (Unaudited)

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2001. This information should not be used to complete your tax returns.

                              California,
                         Connecticut, and       All other
Neuberger Berman                 New York Maine    states
----------------------------------------------------------
Institutional Cash Trust       0.0%        0.0%    1.1%

In January 2002 you will receive information to be used in filing your 2001 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar 2001. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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 605 Third Avenue 2nd Floor
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